As filed with the Securities and Exchange
                Commission on February 27, 2004

                                              File Nos. 333-08153
                                                        811-07707

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                ---------------------------------

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 11             X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 12                    X

       ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672

                     -----------------------

                          MARK R. MANLEY
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and address of agent for service)

                   Copies of Communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

     It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     -----
       X  on March 1, 2004 pursuant to paragraph (b)
     -----
          60 days after filing pursuant to paragraph (a)(1)
     -----
          on (date) pursuant to paragraph (a)(1)
     -----
          75 days after filing pursuant to paragraph (a)(2)
     -----
          on (date) pursuant to paragraph (a)(2) of rule 485.
     -----

     If appropriate, check the following box:

     _____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] AllianceBernstein(SM)
Investment Research and Management


The AllianceBernstein Value Funds


Value Funds


PROSPECTUS--March 1, 2004


A family of value-oriented mutual funds.


Domestic Value Funds
>  AllianceBernstein Value Fund
>  AllianceBernstein Small Cap Value Fund
>  AllianceBernstein Growth and Income Fund
>  AllianceBernstein Disciplined Value Fund
>  AllianceBernstein Balanced Shares
>  AllianceBernstein Utility Income Fund
>  AllianceBernstein Real Estate Investment Fund

International Value Funds
>  AllianceBernstein International Value Fund
>  AllianceBernstein Global Value Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

TABLE OF CONTENTS
--------------------------------------------------------

                                                    Page
RISK/RETURN SUMMARY                                    3
AllianceBernstein Value Fund                           4
AllianceBernstein Small Cap Value Fund                 5
AllianceBernstein Growth and Income Fund               6
AllianceBernstein Disciplined Value Fund               7
AllianceBernstein Balanced Shares                      8
AllianceBernstein Utility Income Fund                  9
AllianceBernstein Real Estate Investment Fund         10
AllianceBernstein International Value Fund            11
AllianceBernstein Global Value Fund                   12
Summary Of Principal Risks                            13

PRINCIPAL RISKS BY FUND                               14

FEES AND EXPENSES OF THE FUNDS                        15

SALES CHARGE REDUCTION PROGRAMS                       18

PURCHASE AND SALE OF SHARES                           18
How The Funds Value Their Shares                      18
How To Buy Shares                                     19
How To Exchange Shares                                21
How To Sell Shares                                    21

DISTRIBUTION ARRANGEMENTS                             21

GLOSSARY                                              24

DESCRIPTION OF THE FUNDS                              24
Investment Objectives and Principal Policies          25
Description of Additional Investment Practices        32
Additional Risk Considerations                        41

MANAGEMENT OF THE FUNDS                               43

DIVIDENDS, DISTRIBUTIONS AND TAXES                    45

CONVERSION FEATURE                                    46

GENERAL INFORMATION                                   47

FINANCIAL HIGHLIGHTS                                  47



The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about The
AllianceBernstein Value Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:


o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.


The Fund may also invest up to 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have foreign risk and currency risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                           1           Since
                                                          Year      Inception**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes                    23.50%         4.25%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions                        23.33%         4.02%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares                  15.48%         3.51%
-------------------------------------------------------------------------------
Class B           Return Before Taxes                    24.05%         4.48%
-------------------------------------------------------------------------------
Class C           Return Before Taxes                    27.05%         5.15%
-------------------------------------------------------------------------------
Class R           Return Before Taxes                    28.73%         5.67%
-------------------------------------------------------------------------------
Advisor Class     Return Before Taxes                    29.39%         6.25%
-------------------------------------------------------------------------------
Russell 1000      (reflects no deduction for
Value Index         fees, expenses, or taxes)            30.03%         3.58%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates are 3/29/01 for Class A, Class B, Class C and Advisor Class shares and 11/3/03 for Class R shares. Class R performance information for periods prior to inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratio of Class R shares.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C, R and Advisor Class shares because these Classes have different expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  n/a     n/a      n/a      n/a      n/a      n/a      n/a      n/a    -13.30%   29.00%
---------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.89%, 2nd quarter, 2003; and Worst Quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small Cap Value Fund
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


The Fund may also invest up to 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have foreign risk and currency risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                           1           Since
                                                          Year      Inception**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes                    35.88%        15.82%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions                        35.34%        15.31%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares                  24.03%        13.44%
-------------------------------------------------------------------------------
Class B           Return Before Taxes                    36.81%        16.28%
-------------------------------------------------------------------------------
Class C           Return Before Taxes                    39.94%        16.83%
-------------------------------------------------------------------------------
Class R           Return Before Taxes                    41.78%        17.45%
-------------------------------------------------------------------------------
Advisor Class     Return Before Taxes                    42.25%        17.99%
-------------------------------------------------------------------------------
Russell 2500      (reflects no deduction for
Value Index         fees, expenses, or taxes)            46.03%        14.77%
-------------------------------------------------------------------------------
Russell 2500      (reflects no deduction for
Index               fees, expenses, or taxes)            45.51%        10.79%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates are 3/29/01 for Class A, Class B, Class C and Advisor Class shares and 11/3/03 for Class R shares. Class R performance information for periods prior to inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratio of Class R shares.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C, R and Advisor Class shares because these Classes have different expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  n/a     n/a      n/a      n/a      n/a      n/a      n/a      n/a     -8.20%   41.92%
---------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 20.73%, 2nd quarter, 2003; and Worst Quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of non-U.S. issuers.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in securities of non-U.S. issuers have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                   1          5         10
                                                  Year      Years      Years**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes            25.95%      2.76%     11.34%
                  -------------------------------------------------------------
                  Return After Taxes
                    on Distributions             25.78%      1.78%      8.89%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares          17.06%      1.93%      8.57%
-------------------------------------------------------------------------------
Class B           Return Before Taxes            26.79%      2.88%     11.17%
-------------------------------------------------------------------------------
Class C           Return Before Taxes            29.67%      2.87%     11.01%
-------------------------------------------------------------------------------
Class R           Return Before Taxes            31.46%     18.34%     11.62%
-------------------------------------------------------------------------------
Advisor Class     Return Before Taxes            31.99%      3.94%     12.15%
-------------------------------------------------------------------------------
Russell 1000      (reflects no deduction
Value Index         for fees, expenses,
                    or taxes)                    30.03%      3.56%     11.88%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates are 11/3/03 for Class R shares and 10/1/96 for Advisor Class shares. Class R and Advisor Class performance information for periods prior to inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R shares and Advisor Class shares.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C, R and Advisor Class shares because these Classes have different expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


-4.20%   37.86%   24.13%   28.86%   21.23%   10.78%   13.64%   -1.84%   -26.57%   31.76%
----------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Disciplined Value Fund
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in securities of non-U.S. issuers.


Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in securities of non-U.S. issuers, it may have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                           1           Since
                                                          Year      Inception**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes                    33.62%         8.10%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions                        33.62%         8.03%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares                  21.85%         6.95%
-------------------------------------------------------------------------------
Class B           Return Before Taxes                    34.52%         8.53%
-------------------------------------------------------------------------------
Class C           Return Before Taxes                    37.55%         8.52%
-------------------------------------------------------------------------------
Class R           Return Before Taxes                    39.30%         9.06%
-------------------------------------------------------------------------------
Russell 1000      (reflects no deduction for
Value Index         fees, expenses, or taxes)            30.03%         2.64%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates are 12/22/99 for Class A, Class B and Class C shares and 11/3/03 for Class R shares. Class R performance information for periods prior to inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratio of Class R shares.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C and R shares because these Classes have higher expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  n/a     n/a      n/a      n/a      n/a      n/a     19.49%   6.60%   -22.19%   39.53%
---------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 19.12%, 2nd quarter, 2003; and Worst Quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers.


Among the principal risks of investing in the Fund are market risk, interest rate risk, credit risk and allocation risk. To the extent the Fund invests in securities of non-U.S. issuers, your investment has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                    1         5         10
                                                  Year      Years      Years**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes            17.52%      4.74%      9.24%
                  -------------------------------------------------------------
                  Return After Taxes
                    on Distributions             17.04%      3.39%      6.51%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares          11.66%      3.34%      6.38%
-------------------------------------------------------------------------------
Class B           Return Before Taxes            17.79%      4.89%      9.04%
-------------------------------------------------------------------------------
Class C           Return Before Taxes            20.88%      4.88%      8.90%
-------------------------------------------------------------------------------
Class R           Return Before Taxes            22.52%      5.44%      9.50%
-------------------------------------------------------------------------------
Advisor Class     Return Before Taxes            23.08%      5.93%     10.01%
-------------------------------------------------------------------------------
S&P 500           (reflects no deduction
Index               for fees, expenses,
                    or taxes)                    28.69%     -0.57%     11.07%
-------------------------------------------------------------------------------
Lehman Gov't/     (reflects no deduction
Credit Bond         for fees, expenses,
Index               or taxes)                     4.67%      6.66%      6.98%
-------------------------------------------------------------------------------
Citigroup         (reflects no deduction
1 year Treasury     for fees, expenses,
Index               or taxes)                     1.47%      4.62%      5.14%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates are 11/3/03 for Class R shares and 10/1/96 for Advisor Class shares. Class R and Advisor Class performance information for periods prior to inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R shares and Advisor Class shares.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C, R and Advisor Class shares because these Classes have different expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


-5.79%   26.64%    9.36%   27.13%    15.75%   4.90%   12.48%    1.79%   -10.73%   22.78%
----------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES ANDRISKS:

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                    1          5         10
                                                  Year       Years      Years**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes            14.28%      0.02%      6.79%
                  -------------------------------------------------------------
                  Return After Taxes
                    on Distributions             13.85%     -1.24%      5.10%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares           9.79%     -0.60%      4.90%
-------------------------------------------------------------------------------
Class B           Return Before Taxes            14.42%      0.18%      6.66%
-------------------------------------------------------------------------------
Class C           Return Before Taxes            17.47%      0.19%      6.52%
-------------------------------------------------------------------------------
Advisor Class     Return Before Taxes            19.61%      1.18%      7.56%
-------------------------------------------------------------------------------
NYSE              (reflects no deduction
Utilities Index     for fees, expenses,
                    or taxes)                    13.94%     -9.85%      1.45%
-------------------------------------------------------------------------------
S&P GICS          (reflects no deduction
Utility Index       for fees, expenses,
                    or taxes)                    26.26%     -2.58%      4.51%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 10/1/96 for Advisor Class shares. Advisor Class performance information for periods prior to inception is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


-10.94%   22.93%   8.28%   30.65%   24.38%   18.01%   14.54%   -19.30%   -19.73%   19.40%
-----------------------------------------------------------------------------------------
  94       95       96       97       98       99       00        01       02        03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.65%, 4th quarter, 1997; and Worst Quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Real Estate Investment Fund
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                   1          5        Since
                                                  Year      Years   Inception**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes            32.68%     12.11%     10.71%
                  -------------------------------------------------------------
                  Return After Taxes
                    on Distributions             30.88%     10.35%      8.91%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares          21.07%      9.31%      8.13%
-------------------------------------------------------------------------------
Class B           Return Before Taxes            33.74%     12.33%     10.60%
-------------------------------------------------------------------------------
Class C           Return Before Taxes            36.71%     12.32%     10.61%
-------------------------------------------------------------------------------
Advisor Class     Return Before Taxes            39.10%     13.48%     11.72%
-------------------------------------------------------------------------------
S&P500            (reflects no deduction
Index               for fees, expenses,
                    or taxes)                    28.69%     -0.57%      8.49%
-------------------------------------------------------------------------------
NAREIT            (reflects no deduction
Equity Index        for fees, expenses,
                    or taxes)                    37.13%     14.35%     12.21%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**  Inception Date is 10/1/96.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  n/a     n/a      n/a    22.98%   -20.22%   -6.70%   26.58%    9.83%    2.89%   38.57%
---------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.54%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                           1           Since
                                                          Year      Inception**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes                    37.83%        10.82%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions                        37.86%        10.71%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares                  25.07%         9.30%
-------------------------------------------------------------------------------
Class B           Return Before Taxes                    38.80%        11.28%
-------------------------------------------------------------------------------
Class C           Return Before Taxes                    41.80%        11.88%
-------------------------------------------------------------------------------
Class R           Return Before Taxes                    43.65%        12.34%
-------------------------------------------------------------------------------
Advisor Class     Return Before Taxes                    44.23%        13.04%
-------------------------------------------------------------------------------
MSCI EAFE         (reflects no deduction for
Index               fees, expenses or taxes)             39.17%         2.53%
-------------------------------------------------------------------------------
MSCI EAFE         (reflects no deduction for
Index (net)+        fees, expenses or taxes
                    other than non-U.S.
                    withholding taxes)                   38.59%         2.16%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates are 3/29/01 for Class A, Class B, Class C and Advisor Class shares and 11/3/03 for Class R shares. Class R performance information for periods prior to inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratio of Class R shares.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C, R and Advisor Class shares because these Classes have different expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The Fund has changed the benchmark from the MSCI EAFE Index to the MSCI EAFE Index (net), which reflects the reinvestment of dividends net of non-U.S. withholding taxes. Alliance believes the MSCI EAFE Index (net) more closely reflects the investment opportunities available to the Fund in foreign markets.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  n/a     n/a      n/a      n/a      n/a      n/a      n/a      n/a     -3.20%   43.91%
---------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.07%, 2nd quarter, 2003; and Worst Quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
_______________________________________________________________________________

Average Annual Total Returns*
(For the periods ended December 31, 2003)
-------------------------------------------------------------------------------
                                                            1          Since
                                                          Year      Inception**
-------------------------------------------------------------------------------
Class A***        Return Before Taxes                    29.08%         2.69%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions                        29.04%         2.60%
                  -------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares                  19.31%         2.29%
-------------------------------------------------------------------------------
Class B           Return Before Taxes                    29.89%         2.90%
-------------------------------------------------------------------------------
Class C           Return Before Taxes                    32.85%         3.61%
-------------------------------------------------------------------------------
Advisor Class     Return Before Taxes                    35.22%         4.54%
-------------------------------------------------------------------------------
MSCI World        (reflects no deduction for
Index               fees, expenses or taxes)             33.76%         1.08%
-------------------------------------------------------------------------------
MSCI World        (reflects no deduction for
Index (net)+        fees, expenses or taxes
                    other than non-U.S.
                    withholding taxes)                   33.11%         0.64%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**  Inception Date is 3/29/01.

***  After-tax returns:

-- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

-- Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after--tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

-- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The Fund has changed the benchmark from the MSCI World Index to the MSCI World Index (net), which reflects the reinvestment of dividends net of non-U.S. withholding taxes. Alliance believes the MSCI World Index (net) more closely reflects the investment opportunities available to the Fund in foreign markets.


BAR CHART
_______________________________________________________________________________

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  n/a     n/a      n/a      n/a      n/a      n/a      n/a      n/a    -14.74%   34.86%
---------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 20.72%, 2nd quarter, 2003; and Worst Quarter was down -20.62%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the Funds are subject to industry/sector risk except AllianceBernstein Growth and Income
Fund and AllianceBernstein Balanced Shares.


CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund and AllianceBernstein Disciplined Value Fund.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in fixed-income securities, such as AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. Interest rate risk is also generally greater for Funds that invest in debt securities with longer maturities, and is compounded for Funds, such as AllianceBernstein Real Estate Investment Fund, that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds reinvest their assets in debt securities with lower interest rates. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies.

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.


DERIVATIVE AND LEVERAGE RISK

A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

FOREIGN RISK

This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. issuers are subject to this risk, including, in particular, AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

MANAGEMENT RISK


Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.


ALLOCATION RISK

AllianceBernstein Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.



                                  Industry/   Capital-   Interest             Derivative
                         Market     Sector    ization      Rate      Credit   and Lever-   Foreign   Currency   Manage-   Allocation
Fund                      Risk       Risk       Risk       Risk       Risk      age Risk     Risk       Risk     ment Risk    Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Value Growth Fund           o          o                                o          o          o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small-Cap Value Fund        o          o          o                     o          o          o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Growth and Income Fund      o                                o          o                                           o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Disciplined Value Fund      o          o          o                                           o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Balanced Shareso            o                                o          o                     o          o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Utility Income Fund         o          o                     o          o                                           o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Real Estate
Investment Fund             o          o                     o          o                                           o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International
Value Fund                  o          o          o                     o          o          o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund           o          o          o                     o          o          o          o          o
------------------------------------------------------------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                          Class A     Class B     Class C     Class R       Advisor
                                                          Shares       Shares       Shares     Shares (a)   Class Shares
                                                        ----------   ----------   ----------   ----------   -------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         4.25%(b)    None         None          None          None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price                          None(b)     4.00%*(b)    1.00%**(b)    None          None
or redemption proceeds, whichever is lower)

Exchange Fee                                                None         None         None         None          None


(a) Class R shares are only offered by AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Balanced Shares and AllianceBernstein International Value Fund and only to certain group retirement plans. See "Purchase and Sale of Shares" in this Prospectus.

(b) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply to Class A shares. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Distribution Arrangements" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**  For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                    Operating Expenses
------------------------------------------------------------------------------------------
AllianceBernstein                                                                 Advisor
Value Fund                        Class A     Class B     Class C     Class R      Class
                                 ---------   ---------   ---------   ---------   ---------
Management fees                      .75%        .75%        .75%        .75%        .75%
Distribution and/or
  Service (12b-1) fees               .30%       1.00%       1.00%        .50%       None
Other expenses                       .40%        .43%        .41%        .56%(b)     .40%
                                    ----        ----        ----        ----        ----
Total Fund operating
  expenses (a)                      1.45%       2.18%       2.16%       1.81%(b)    1.15%
                                    ====        ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------------------
                                                                                                 Advisor
                         Class A     Class B+   Class B++    Class C+   Class C++    Class R      Class
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   566     $   621     $   221     $   319     $   219     $   184     $   117
After 3 Years            $   864     $   882     $   682     $   676     $   676     $   569     $   365
After 5 Years            $ 1,183     $ 1,169     $ 1,169     $ 1,159     $ 1,159     $   980     $   633
After 10 Years           $ 2,087     $ 2,329(c)  $ 2,329(c)  $ 2,493     $ 2,493     $ 2,127     $ 1,398



                                    Operating Expenses
------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap                                                                         Advisor
Value Fund                        Class A     Class B     Class C     Class R      Class
                                 ---------   ---------   ---------   ---------   ---------
Management fees                     1.00%       1.00%       1.00%       1.00%       1.00%
Distribution and/or
  Service (12b-1) fees               .30%       1.00%       1.00%        .50%       None
Other expenses                       .49%        .54%        .50%        .46%(b)     .49%
                                    ----        ----        ----        ----        ----
Total Fund operating
  expenses (a)                      1.79%       2.54%       2.50%       1.96%(b)    1.49%
                                    ====        ====        ====        ====        ====
Waiver and/or expense
  reimbursement (d)                 (.64)%      (.69)%      (.65)%      (.61)%      (.64)%
                                    ====        ====        ====        ====        ====
Net Expenses                        1.15%       1.85%       1.85%       1.35%        .85%
                                    ====        ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------------------
                                                                                                 Advisor
                         Class A     Class B+   Class B++    Class C+   Class C++    Class R      Class
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   537     $   588     $   188     $   288     $   188     $   137     $    87
After 3 Years (e)        $   905     $   925     $   725     $   717     $   717     $   556     $   408
After 5 Years (e)        $ 1,296     $ 1,289     $ 1,289     $ 1,272     $ 1,272     $ 1,001     $   752
After 10 Years (e)       $ 2,390     $ 2,639(c)  $ 2,639(c)  $ 2,787     $ 2,787     $ 2,236     $ 1,725



                                    Operating Expenses
------------------------------------------------------------------------------------------
AllianceBernstein
Growth and                                                                        Advisor
Income Fund                       Class A     Class B     Class C     Class R      Class
                                 ---------   ---------   ---------   ---------   ---------
Management fees                      .62%        .62%        .62%        .62%        .62%
Distribution and/or
  Service (12b-1) fees               .28%       1.00%       1.00%        .50%       None
Other expenses                       .32%        .35%        .33%        .32%(b)     .32%
                                    ----        ----        ----        ----        ----
Total Fund operating
  expenses (a)                      1.22%       1.97%       1.95%       1.44%(b)     .94%
                                    ====        ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------------------
                                                                                                 Advisor
                         Class A     Class B+   Class B++    Class C+   Class C++    Class R      Class
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   544     $   600     $   200     $   298     $   198     $   147     $    96
After 3 Years            $   796     $   818     $   618     $   612     $   612     $   456     $   300
After 5 Years            $ 1,067     $ 1,062     $ 1,062     $ 1,052     $ 1,052     $   787     $   520
After 10 Years           $ 1,840     $ 2,102(c)  $ 2,102(c)  $ 2,275     $ 2,275     $ 1,724     $ 1,155




Please refer to the footnotes on page 17.


                                    Operating Expenses
------------------------------------------------------------------------------
AllianceBernstein
Disciplined
Value Fund                        Class A     Class B     Class C     Class R
                                 ---------   ---------   ---------   ---------
Management fees                      .75%        .75%        .75%        .75%
Distribution and/or
  Service (12b-1) fees               .30%       1.00%       1.00%        .50%
Other expenses                       .46%        .50%        .47%        .58%(b)
                                    ----        ----        ----        ----
Total Fund operating
  expenses (a)                      1.51%       2.25%       2.22%       1.83%(b)
                                    ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------
                         Class A    Class B+    Class B++    Class C+   Class C++    Class R
                        ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   572     $   628     $   228     $   325     $   225     $   186
After 3 Years            $   882     $   903     $   703     $   694     $   694     $   576
After 5 Years            $ 1,214     $ 1,205     $ 1,205     $ 1,190     $ 1,190     $   990
After 10 Years           $ 2,150     $ 2,399(c)  $ 2,399(c)  $ 2,554     $ 2,554     $ 2,148



                                    Operating Expenses
------------------------------------------------------------------------------------------
AllianceBernstein                                                                 Advisor
Balanced Shares                   Class A     Class B     Class C     Class R      Class
                                 ---------   ---------   ---------   ---------   ---------
Management fees                      .48%       . 48%       . 48%       . 48%       . 48%
Distribution and/or
  Service (12b-1) fees               .29%       1.00%       1.00%        .50%       None
Other expenses                       .30%        .33%        .32%        .36%(b)     .30%
                                    ----        ----        ----        ----        ----
Total Fund operating
  expenses (a)                      1.07%       1.81%       1.80%       1.34%(b)     .78%
                                    ====        ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------------------
                                                                                                 Advisor
                         Class A    Class B+    Class B++    Class C+   Class C++    Class R      Class
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   529     $   584     $   184     $   283     $   183     $   136       $  80
After 3 Years            $   751     $   769     $   569     $   566     $   566     $   425       $ 249
After 5 Years            $   990     $   980     $   980     $   975     $   975     $   734       $ 433
After 10 Years           $ 1,675     $ 1,932(c)  $ 1,932(c)  $ 2,116     $ 2,116     $ 1,613       $ 966



                                    Operating Expenses
------------------------------------------------------------------------------
AllianceBernstein
Utility Income                                                        Advisor
Fund                              Class A     Class B     Class C      Class
                                 ---------   ---------   ---------   ---------
Management fees                      .75%        .75%        .75%        .75%
Distribution and/or
  Service (12b-1) fees               .30%       1.00%       1.00%       None
Other expenses                       .65%        .69%        .67%        .66%
                                    ----        ----        ----        ----
Total Fund operating
  expenses (a)(f)                   1.70%       2.44%       2.42%       1.41%
                                    ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------
                                                                                     Advisor
                         Class A    Class B+    Class B++    Class C+   Class C++     Class
                        ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   590     $   647     $   247     $   345     $   245     $   144
After 3 Years            $   938     $   961     $   761     $   755     $   755     $   446
After 5 Years            $ 1,309     $ 1,301     $ 1,301     $ 1,291     $ 1,291     $   771
After 10 Years           $ 2,348     $ 2,594(c)  $ 2,594(c)  $ 2,756     $ 2,756     $ 1,691



                                    Operating Expenses
------------------------------------------------------------------------------
Alliance Bernstein
Real Estate                                                           Advisor
Investment Fund                   Class A     Class B     Class C      Class
                                 ---------   ---------   ---------   ---------
Management fees                      .90%        .90%        .90%        .90%
Distribution and/or
  Service (12b-1) fees               .30%       1.00%       1.00%       None
Other expenses                       .54%        .57%        .56%        .54%
                                    ----        ----        ----        ----
Total Fund operating
  expenses (a)                      1.74%       2.47%       2.46%       1.44%
                                    ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------
                                                                                     Advisor
                         Class A    Class B+    Class B++    Class C+   Class C++     Class
                        ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   594     $   650     $   250     $   349     $   249     $   147
After 3 Years            $   950     $   970     $   770     $   767     $   767     $   456
After 5 Years            $ 1,329     $ 1,316     $ 1,316     $ 1,311     $ 1,311     $   787
After 10 Years           $ 2,389     $ 2,626(c)  $ 2,626(c)  $ 2,796     $ 2,796     $ 1,724



                                    Operating Expenses
------------------------------------------------------------------------------------------
AllianceBernstein
International                                                                     Advisor
Value Fund                        Class A     Class B     Class C     Class R      Class
                                 ---------   ---------   ---------   ---------   ---------
Management fees                     1.00%       1.00%       1.00%       1.00%       1.00%
Distribution and/or
  Service (12b-1) fees               .30%       1.00%       1.00%        .50%       None
Other expenses                       .63%        .71%        .65%        .81%(b)     .63%
                                    ----        ----        ----        ----        ----
Total Fund operating
  expenses (a)                      1.93%       2.71%       2.65%       2.31%(b)    1.63%
                                    ====        ====        ====        ====        ====
Waiver and/or expense
  reimbursement (d)                 (.73)%      (.81)%      (.75)%      (.91)%      (.73)%
                                    ====        ====        ====        ====        ====
Net Expenses                        1.20%       1.90%       1.90%       1.40%        .90%
                                    ====        ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------------------
                                                                                                 Advisor
                         Class A    Class B+    Class B++    Class C+   Class C++    Class R      Class
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   542     $   593     $   193     $   293     $   193     $   143      $    92
After 3 Years (e)        $   938     $   965     $   765     $   752        $752     $   634      $   443
After 5 Years (e)        $ 1,358     $ 1,363     $ 1,363     $ 1,338      $1,338     $ 1,153      $   818
After 10 Years (e)       $ 2,526     $ 2,793(c)  $ 2,793(c)  $ 2,928      $2,928     $ 2,576      $ 1,871



                                    Operating Expenses
------------------------------------------------------------------------------
AllianceBernstein                                                     Advisor
Global Value Fund                 Class A     Class B     Class C      Class
                                 ---------   ---------   ---------   ---------
Management fees                     1.00%       1.00%       1.00%       1.00%
Distribution and/or
  Service (12b-1) fees               .30%       1.00%       1.00%       None
Other expenses                       .59%        .64%        .60%        .59%
                                    ----        ----        ----        ----
Total Fund operating
  expenses (a)                      1.89%       2.64%       2.60%       1.59%
                                    ====        ====        ====        ====
Waiver and/or expense
  reimbursement (d)                 (.39)%      (.44)%      (.40)%      (.39)%
                                    ====        ====        ====        ====
Net Expenses                        1.50%       2.20%       2.20%       1.20%
                                    ====        ====        ====        ====



                                                 Examples
---------------------------------------------------------------------------------------------
                                                                                     Advisor
                         Class A    Class B+    Class B++    Class C+   Class C++     Class
                        ---------   ---------   ---------   ---------   ---------   ---------
After 1 Year             $   571     $   623     $   223     $   323     $   223     $   122
After 3 Years (e)        $   957     $   979     $   779     $   771     $   771     $   464
After 5 Years (e)        $ 1,368     $ 1,361     $ 1,361     $ 1,345     $ 1,345     $   829
After 10 Years (e)       $ 2,512     $ 2,759(c)  $ 2,759(c)  $ 2,905     $ 2,905     $ 1,856





Please refer to the footnotes on page 17.

+  Assumes redemption at the end of period.

++  Assumes no redemption at end of period.


(a) Total fund operating expenses do not reflect Alliance's waiver of a portion of its advisory fees. This waiver is effective as of January 1, 2004, and the resulting fee reduction is expected to continue for a period of at least five years. The advisory fee waiver reduces advisory fees to .55% for each of the Funds except AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, for which the waiver reduces advisory fees to .75%, AllianceBernstein Growth and Income Fund, for which the waiver reduces advisory fees to .46%, and AllianceBernstein Balanced Shares, for which the waiver reduces advisory fees to .44%. After giving effect to the advisory fee waiver, net expenses for the following Funds would be:


                                                                                             Advisor
                                                 Class A    Class B    Class C    Class R     Class
                                                ---------  ---------  ---------  ---------  ---------
AllianceBernstein Value Fund                       1.25%      1.98%      1.96%      1.61%       .95%
AllianceBernstein Growth and Income Fund           1.06%      1.81%      1.79%      1.28%       .78%
AllianceBernstein Disciplined Value Fund           1.31%      2.05%      2.02%      1.63%       N/A
AllianceBernstein Balanced Shares                  1.03%      1.77%      1.76%      1.30%       .74%
AllianceBernstein Utility Income Fund              1.50%      2.24%      2.22%       N/A       1.21%
AllianceBernstein Real Estate Investment Fund      1.39%      2.12%      2.11%       N/A       1.09%


(b) The expense information for Class R shares of the Fund is based on estimated expenses.

(c)  Assumes Class B shares convert to Class A shares after eight years.

(d) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002, may be reimbursed by the Fund until March 29, 2004. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares, 3.20% for Class B and Class C shares, 2.70% for Class R shares and 2.20% for Advisor Class shares or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(e) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current period.

(f) Alliance's contractual waiver of its advisory fee and/or reimbursement of the Fund's operating expenses was terminated on November 30, 2003. With the waiver/reimbursement, the Fund's net expenses were 1.50% for Class A, 2.20% for Classes B and C, and 1.20% for Advisor Class shares.

SALES CHARGE REDUCTION PROGRAMS
_______________________________________________________________________________


AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "Breakpoint," programs is outlined below. More details about these programs are contained in the Funds' SAIs or on our website at www.Alliancecapital.com

o  Breakpoints

The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce, or in some cases eliminate, the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o  Breakpoints Offered by the AllianceBernstein Mutual Funds

The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

Quantity Discounts--Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

Less than $100,000                        4.25%
$100,000 but less than $250,000           3.25%
$250,000 but less than $500,000           2.25%
$500,000 but less than $1 million         1.75%
$1 million and above                      0.00*

* Shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

Rights of Accumulation--Shareholders can combine the value of a new investment in a fund with the value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

Combined Purchase Privilege--Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it's important to let your broker(s) know about all your accounts that may be combined for these privileges.

Letter of Intent--Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may have plans to make one or more additional investment over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o  Other Sales Charge Waivers

The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in each Fund's SAI. These programs apply to certain types of investors, for example, certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable CDSCs, which are described in each Fund's SAI.

For more information, please refer to your Fund's SAI, call your financial advisor or visit our website at www.Alliancecapital.com


PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

Each Fund's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time) only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors/trustees believe accurately reflect fair market value. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV for the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Your order for purchase, sale or exchange of shares is priced at the NAV next calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the "Distribution Arrangements" section of this Prospectus for details.

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Fund's Class A, B, or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Minimum investment amounts are:

   o  Initial:                         $1,000
   o  Subsequent:                      $   50
   o  Automatic Investment Program:    $   25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), except those plans that are eligible to purchase Class R shares. For Funds that do not offer Class R shares, Class A shares are available at NAV to those group retirement plans that would have been eligible to purchase Class R shares as described below.


Class B shares are generally not available to group retirement plans, except for certain plans described in the SAI under "Purchase of Shares." Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

Class R Shares

Class R shares are available to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of a Fund. Class R shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, Individual 403(b) plans and AllianceBernstein sponsored retirement products.

Advisor Class Shares

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10 million in assets and that invests without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. Each Fund that offers Advisor Class shares has more detailed information in its SAI about who may purchase and hold Advisor Class shares.

General

Each Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if a Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and Alliance Global Investor Services, Inc. or AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.


o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Funds accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.


Risks Associated with Excessive or Short Duration Trading Generally. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of funds shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy.

Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.


Risks Resulting From Imposition Of Account Blocks In Response To Excessive Or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale or are subject to a CDSC, the shareholder recently paid a front-end sales charge, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.


HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. A telephone exchange request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o  Selling Shares Through Your Broker or Financial Representative

Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o  Selling Shares Directly to the Fund

By Mail:

o Send a signed letter of instruction or stock power form, along with certificates, to:

       Alliance Global Investor Services
       P.O. Box 786003
       San Antonio, TX 78278-6003

o  For certified or overnight deliveries, send to:

       Alliance Global Investor Services
       8000 IH 10 W, 4th floor
       San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o A telephone redemption request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


DISTRIBUTION ARRANGEMENTS
_______________________________________________________________________________


Share Classes. The Funds offer four classes of shares through this Prospectus, except AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein International Value Fund, which offer five classes of shares through this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Group Retirement Plans and Employee Benefit

Plans." In addition, the SAI contains more information relating to waivers of sales charges and CDSCs.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at their public offering price, which is NAV plus an initial sales charge, as follows:

                                      Initial Sales Charge
                                   --------------------------
                                      As % of       As % of
                                     Net Amount    Offering
Amount Purchased                      Invested       Price
-------------------------------------------------------------
Up to $100,000                           4.44%       4.25%
$100,000 up to $250,000                  3.36        3.25
$250,000 up to $500,000                  2.30        2.25
$500,000 up to $1,000,000                1.78        1.75


All or a portion of the initial sales charges that you pay may be paid to your financial representative. You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:


Years Since Purchase               CDSC
----------------------------------------
First                               4.0%
Second                              3.0%
Third                               2.0%
Fourth                              1.0%
Fifth                               None


If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

A Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

CLASS R SHARES--CERTAIN GROUP RETIREMENT PLANS

Class R shares are available only to certain group retirement plans discussed above with plan assets of at least $1 million but not more than $10 million. Class R shares do not have any initial sales charge or CDSC and carry a .50% Rule 12b-1 fee.

ADVISOR CLASS SHARES--FEE-BASED PROGRAM ALTERNATIVE

You may purchase Advisor Class shares through your financial representative.Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses.However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

GENERAL

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:


                           Distribution and/or Service
                     (Rule 12b-1) Fees (As a Percentage of
                      Aggregate Average Daily Net Assets)
-----------------------------------------------------------
Class A                                 .30%
Class B                                1.00%
Class C                                1.00%
Class R                                 .50%
Advisor Class                           None


Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to your financial representative. Advisor Class shares do not charge any distribution fees and therefore have a lower expense ratio than Class A, Class B, Class C or Class R shares and pay a correspondingly higher dividend.

Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Your financial representative, dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of

Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders. See "How to Buy Shares."


You should consult your financial representative to assist in choosing a Class of Fund shares.


Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Class R shares made through your financial representative. The financial intermediaries or your fee based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Financial Intermediaries, including your financial intermediary, receive a variety of payments from the Funds, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Funds for costs incurred in conducting training and educational meetings about the Funds for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Funds for costs incurred in hosting client seminars where the Funds are discussed.


Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to a Fund.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Funds for providing related sub-transfer agency and other services. Such expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses."

Although the Funds may use brokers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

Special Distribution Arrangements For Group Retirement Plans and Employee Benefit Plans

Each Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the Plans to purchase shares of a Fund, the maximum and minimum investment amounts maybe different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this Prospectus and the SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A

Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1 year CDSC on redemptions if the plan terminates a Fund as an investment option within one year. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1 year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in the SAI. For Funds that do not offer Class R shares, Class A shares at NAV are available to those group retirement plans which would be eligible to purchase Class R shares if Class R shares were so offered.

Class C

Class C shares are available to group retirement plans with plan level assets of less than $1 million.

Class R

Class R shares are available to certain group retirement plans with plan assets of at least $1 million but not more than $10 million. Class R shares carry no front-end sales charge or CDSC but are subject to a .50% Rule 12b-1 distribution fee.


Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets in excess of $10 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1 year CDSC may be waived. Since Class A has a lower Rule 12b-1 distribution fee than Class R, plans eligible for Class A shares with no CDSC should purchase Class A shares. Group retirement plans with assets of between $1 million and $10 million should purchase Class R shares.

GLOSSARY
_______________________________________________________________________________

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES and INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime-1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(tm) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(tm) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(tm) Growth Index and the Russell 1000(tm) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.


DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(tm) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Fund. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.

The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.


The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 15% of its total assets in securities issued by non-U.S.
companies;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
and

o  Enter into repurchase agreements.

ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

AllianceBernstein Small Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2004, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5 billion. The Fund's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 15% of its total assets in securities issued by non-U.S.
companies;


o  Invest up to 10% of its total assets in rights and warrants;


o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
and

o  Enter into repurchase agreements.

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND

AllianceBernstein Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in securities of non-U.S. issuers. Since the purchase of securities of non-U.S. issuers entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:


o  Invest in non-dividend paying stocks;


o Purchase and sell forward and futures contracts and options on these securities for hedging purposes; and

o Make secured loans of portfolio securities of up to 331?3% of its total assets (including collateral for any security loaned).

ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

AllianceBernstein Disciplined Value Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of non-U.S. issuers.

The Fund also may:

o  Invest in convertible securities and rights and warrants;

o For hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

o For hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.

ALLIANCEBERNSTEIN BALANCED SHARES

AllianceBernstein Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o Enter into contracts for the purchase or sale for future delivery of foreign currencies;

o Purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o Purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

o Subject to market conditions, write covered call options listed on a domestic exchange to realize income; and

o Make loans of portfolio securities of up to 331/3% of its total assets (including collateral for any security loaned).

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

ALLIANCEBERNSTEIN UTILITY INCOME FUND


AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a matter of fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in non-U.S. currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

o  Invest up to 30% of its net assets in convertible securities;

o  Invest up to 5% of its net assets in rights or warrants;

o Invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

o Write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o Purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o Enter into the purchase or sale of futures contracts on fixed-income securities or non-U.S. currencies, or futures contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o Purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

o  Purchase or sell forward contracts;

o Enter into interest rate swaps and purchase or sell interest rate caps and floors;

o  Enter into forward commitments;

o  Enter into standby commitment agreements;

o  Make short sales of securities or maintain a short position;

o  Make secured loans of portfolio securities of up to 20% of its total assets;
and

o  Enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit-quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o  Invest up to 15% of its net assets in convertible securities;

o  Enter into forward commitments;

o  Enter into standby commitment agreements;


o As a matter of fundamental policy, make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;


o  Invest up to 10% of its net assets in rights or warrants;

o  Make loans of portfolio securities of up to 25% of its total assets; and

o  Enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
and

o  Enter into repurchase agreements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND


AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
and

o  Enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.


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Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under "Mortgage-Backed Securities and Associated Risks."

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S.

Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.


Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance-Bernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.


Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may



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close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against unanticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to



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the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Funds' Boards.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The



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Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless.


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


Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securi-


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ties and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S. currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund and a substantial portion of the assets of AllianceBernstein Disciplined Value Fund are invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Securities of Non-U.S. Issuers. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of


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concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of

AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.


MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2003 totaling approximately $475 billion (of which approximately $165 billion represented assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate investment portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:


                                Fee as a percentage of         Fiscal
Fund                           average daily net assets*     Year Ended
------------------------       -------------------------    -------------
AllianceBernstein
  Value Fund                              .75                 11/30/03

AllianceBernstein
  Small Cap Value Fund                    .62*                11/30/03

AllianceBernstein Growth
  and Income Fund                         .62                 10/31/03

AllianceBernstein
  Disciplined Value Fund                  .75                 11/30/03

AllianceBernstein
  Balanced Shares                         .48                 11/30/03

AllianceBernstein
  Utility Income Fund                     .52*                11/30/03

AllianceBernstein
  Real Estate
  Investment Fund                         .90                 11/30/03

AllianceBernstein
  International Value Fund                .28*                11/30/03

AllianceBernstein
  Global Value Fund                       .74*                11/30/03


* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CBRE. CBRE is a publicly held company and the largest real estate services company in the

United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.



                                                               Principal Occupation
                                                               During the Past
Fund                    Employee; Year; Title                  Five (5) Years
----------------------------------------------------------------------------------------
AllianceBernstein        Marilyn G. Fedak; since               Executive Vice President
Value Fund               inception-Executive                   of ACMC since October
                         Vice President of Alliance            2000. She is Head of
                         Capital Management                    SCB's Value Equities
                         Corporation("ACMC")**                 Business and Co-Chief
                         and Head of Sanford                   Investment Officer of
                         C. Bernstein & Co., Inc.              U.S. Value Equities.
                         ("SCB") Value Equities                Prior thereto, she was
                         Business and Co-Chief                 Chief Investment
                         Investment Officer-U.S                Officer and Chairman
                         Value Equities                        of the U.S. Equity
                                                               Investment Policy Group
                                                               at Bernstein since prior
                                                               to 1999.

                         Ranjani H. Nagaswami; since           Senior Vice President
                         2003-Senior Vice President            of ACMC with which
                         of ACMC                               she has been
                                                               associated since
                                                               prior to 1999.

AllianceBernstein        Joseph G. Paul; since 2002            Senior Vice President
Small Cap                -Senior Vice President of             of ACMC and Chief
Value Fund               ACMC and Chief Investment             Investment Officer-Small
                         Officer of Small and Mid-             and Mid-Capitalization
                         Capitalization Value Equities         Value Equities since
                                                               2002. He is also Chief
                                                               Investment Officer of
                                                               Advanced Value at
                                                               ACMC since October
                                                               2000 and held the same
                                                               position at SCB since
                                                               prior to 1999.

AllianceBernstein        Paul Rissman; since 1994                        *
Growth and Income        -Executive Vice President
Fund                     of ACMC

                         Craig Ayers; since 2002                         *
                         -Vice President of ACMC

                         Aryeh Glatter; since 2002                       *
                         -Senior Vice President
                         of ACMC

                         Susanne M. Lent; since 2002                     *
                         -Senior Vice President
                         of ACMC

AllianceBernstein        Paul Rissman; since inception                   *
Disciplined Value        -(see above)
Fund

                         Frank Caruso; since inception                   *
                         -Senior Vice President
                         of ACMC

AllianceBernstein        Paul Rissman; since 1997                        *
Balanced Shares          -(see above)

AllianceBernstein        Paul Rissman; since 1996-                       *
Utility Income Fund      (see above)

                         Annie Tsao, since 2003-                         *
                         Senior Vice President of ACMC

AllianceBernstein        Daniel G. Pine; since 1996-                     *
Real Estate              Senior Vice President of
Investment Fund          ACMC

                         David Kruth; since 1997-                        *
                         Vice President of ACMC

AllianceBernstein        Kevin F. Simms; since                 Senior Vice President
International            inception-Senior Vice                 and Co-Chief
Value Fund               President of ACMC, Co-Chief           Investment Officer of
                         Investment Officer of                 International Value
                         International Value Equities          Equities at ACMC since
                         and Director of Research              2003. He is also
                         for International Value               Director of Research
                         and Global Value Equities             for International Value
                                                               and Global ValueEquities
                                                               at ACMC since October
                                                               2000. Prior thereto,
                                                               he was Director of
                                                               Research for Emerging
                                                               Markets Equities at SCB
                                                               since prior to 1999.

                         Henry S. D'Auria; since               Senior Vice President of
                         2003-Senior Vice President            ACMC since October
                         of ACMC, Chief Investment             2000, Chief Investment
                         Officer of Emerging Markets           Officer of Emerging
                         Value and Co-Chief                    Markets Value and Co-
                         Investment Officer of                 Chief Investment Officer
                         International Value Equities          of International Value
                                                               Equities of ACMC since
                                                               June 2003. He is also
                                                               Chief Investment Officer
                                                               of Emerging Markets
                                                               Value Equities at ACMC
                                                               since 2002. Prior
                                                               thereto, he was Director
                                                               of Research of Small
                                                               Cap Value and
                                                               Emerging Markets Value
                                                               Equities at SCB since
                                                               prior to 1999.

AllianceBernstein        Sharon E. Fay; since 2003-            Executive Vice
Global Value Fund        Executive Vice President of           President and Chief
                         ACMC and Chief Investment             Investment Officer of
                         Officer of Global Value Equities      UK, European and
                                                               Global Value Equities
                                                               since June 2003. She
                                                               has continued to serve
                                                               as Chief Investment
                                                               Officer of UK and
                                                               European Value Equities
                                                               at ACMC since 2000,
                                                               and Chief Investment
                                                               Officer of the Canadian
                                                               and as International Value
                                                               Equities since prior to
                                                               1999.

                         Kevin F. Simms; since                 (see above)
                         inception-(see above)



* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

Legal Proceedings

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.


Effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Funds. Please see the table and its related footnotes under "Annual Fund Operating Expenses and Examples" in "Fees and Expenses of the Funds" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.


The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Funds as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from a Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. Distributions from REITs generally do not qualify as qualified dividend income. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from a Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. Certain Funds, such as those that invest principally in equities, are therefore more likely to have qualified dividend income than those Funds that concentrate in fixed income investments or REITs. Each Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

Investment income received by a Fund from sources within non-U.S. countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities generally will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.


CONVERSION FEATURE
_______________________________________________________________________________

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


GENERAL INFORMATION
_______________________________________________________________________________

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


FINANCIAL HIGHLIGHTS
_______________________________________________________________________________


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent auditors for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.


                                            Income from Investment Operations             Less Dividends and Distributions
                                          -------------------------------------  ---------------------------------------------------
                                                        Net Gains
                                                       or Losses on                          Distributions
                               Net Asset       Net      Investments               Dividends    in Excess               Distributions
                                 Value,    Investment     (both       Total from   from Net      of Net         Tax        from
                               Beginning      Income   realized and   Investment  Investment   Investment    Return of    Capital
Fiscal Year or Period          of Period    (Loss)(a)   unrealized)   Operations    Income       Income       Capital      Gains
-------------------------     -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
ALLIANCEBERNSTEIN
VALUE FUND

Class A
Year ended 11/30/03             $  9.44       $  .11       $ 1.48       $ 1.59       $ (.07)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               10.26          .10         (.87)        (.77)        (.05)        0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00          .06(c)       .20          .26         0.00         0.00         0.00         0.00

Class B
Year ended 11/30/03             $  9.37       $  .04       $ 1.46       $ 1.50       $ (.01)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               10.22          .03         (.87)        (.84)        (.01)        0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00          .01(c)       .21          .22         0.00         0.00         0.00         0.00

Class C
Year ended 11/30/03             $  9.37       $  .04       $ 1.46       $ 1.50       $ (.01)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               10.21          .03         (.86)        (.83)        (.01)        0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00          .00(c)       .21          .21         0.00         0.00         0.00         0.00

Class R
11/03/03++ to 11/30/03          $ 10.91       $  .01       $  .03       $  .04       $ 0.00      $  0.00      $  0.00      $  0.00
Advisor Class
Year ended 11/30/03             $  9.48       $  .14       $ 1.48       $ 1.62       $ (.09)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               10.29          .15         (.90)        (.75)        (.06)        0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00          .08(c)       .21          .29         0.00         0.00         0.00         0.00

ALLIANCEBERNSTEIN
SMALL CAP VALUE FUND

Class A
Year ended 11/30/03             $ 11.19       $  .02(c)    $ 3.48       $ 3.50       $ (.07)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               11.37          .10(c)      (.11)        (.01)        (.08)        0.00         0.00         (.09)
3/29/01+ to 11/30/01              10.00          .09(c)      1.28         1.37         0.00         0.00         0.00         0.00

Class B
Year ended 11/30/03             $ 11.12       $ (.06)(c)   $ 3.45       $ 3.39       $ 0.00      $  0.00      $  0.00      $  0.00
Year ended 11/30/02               11.33          .01(c)      (.10)        (.09)        (.03)        0.00         0.00         (.09)
3/29/01+ to 11/30/01              10.00          .04(c)      1.29         1.33         0.00         0.00         0.00         0.00

Class C
Year ended 11/30/03             $ 11.11       $ (.06)(c)   $ 3.45       $ 3.39       $ 0.00      $  0.00      $  0.00      $  0.00
Year ended 11/30/02               11.31          .01(c)      (.09)        (.08)        (.03)        0.00         0.00         (.09)
3/29/01+ to 11/30/01              10.00          .04(c)      1.27         1.31         0.00         0.00         0.00         0.00

Class R
11/03/03++ to 11/30/03          $ 14.24       $  .00(c)(h) $  .38       $ .38        $ 0.00      $  0.00      $  0.00      $  0.00
Advisor Class
Year ended 11/30/03             $ 11.23       $  .06(c)    $ 3.47       $ 3.53       $ (.10)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               11.40          .13(c)      (.10)         .03         (.11)        0.00         0.00         (.09)
3/29/01+ to 11/30/01              10.00          .12(c)      1.28         1.40         0.00         0.00         0.00         0.00

ALLIANCEBERNSTEIN GROWTH
AND INCOME FUND

Class A
Year ended 10/31/03             $  2.60       $  .03       $  .56       $  .59       $ (.02)     $  0.00     $   (.02)     $  0.00
Year ended 10/31/02                3.42          .03         (.71)        (.68)        (.02)        0.00         (.02)        (.10)
Year ended 10/31/01                4.07          .02         (.39)        (.37)        (.04)        0.00         0.00         (.24)
Year ended 10/31/00                3.70          .04          .54          .58         (.04)        0.00         0.00         (.17)
Year ended 10/31/99                3.44          .03          .62          .65         (.03)        (.01)        0.00         (.35)

Class B
Year ended 10/31/03             $  2.56       $  .01       $  .56       $  .57       $ (.01)     $  0.00     $   (.01)     $  0.00
Year ended 10/31/02                3.37          .00         (.69)        (.69)        (.01)        0.00         (.01)        (.10)
Year ended 10/31/01                4.02          .00         (.39)        (.39)        (.02)        0.00         0.00         (.24)
Year ended 10/31/00                3.66          .01          .54          .55         (.02)        0.00         0.00         (.17)
Year ended 10/31/99                3.41          .00          .62          .62         0.00         (.02)        0.00         (.35)

Class C
Year ended 10/31/03             $  2.57       $  .01       $  .55       $  .56       $ (.01)     $  0.00     $   (.01)     $  0.00
Year ended 10/31/02                3.37          .00         (.68)        (.68)        (.01)        0.00         (.01)        (.10)
Year ended 10/31/01                4.02          .00         (.39)        (.39)        (.02)        0.00         0.00         (.24)
Year ended 10/31/00                3.66          .01          .54          .55         (.02)        0.00         0.00         (.17)
Year ended 10/31/99                3.41          .00          .62          .62         0.00         (.02)        0.00         (.35)

Advisor Class
Year ended 10/31/03             $  2.61       $  .04       $  .56       $  .60       $ (.03)     $  0.00     $   (.02)     $  0.00
Year ended 10/31/02                3.43          .04         (.71)        (.67)        (.02)        0.00         (.03)        (.10)
Year ended 10/31/01                4.08          .03         (.39)        (.36)        (.05)        0.00         0.00         (.24)
Year ended 10/31/00                3.71          .05          .54          .59         (.05)        0.00         0.00         (.17)
Year ended 10/31/99                3.44          .04          .63          .67         (.04)        (.01)        0.00         (.35)



Please refer to the footnotes on page 54.


                            Less Dividends
                                 and           Less
                            Distributions  Distributions                                      Ratios/Supplemental Data
                            -------------  ------------                           --------------------------------------------------
                                                                                                               Ratio of
                            Distributions     Total      Net Assets                Net Assets,    Ratio of    Net Income
                             in Excess of   Dividends      Value,                 End of Period   Expenses      (Loss)    Portfolio
                                Capital        and         End of       Total         (000's     to Average   to Average   Turnover
Fiscal Year or Period            Gains    Distributions    Period     Return (b)     omitted)    Net Assets   Net Assets     Rate
-------------------------   -------------  -----------  -----------  -----------  -------------  -----------  ----------  ----------
ALLIANCEBERNSTEIN
VALUE FUND

Class A
Year ended 11/30/03             $  0.00      $  (.07)     $ 10.96        16.93%    $   136,924      1.45%        1.12%          27%
Year ended 11/30/02                0.00         (.05)        9.44        (7.56)         95,295      1.45          .99           11
3/29/01+ to 11/30/01               0.00         0.00        10.26         2.60          59,437      1.71*(e)      .79*(c)       14

Class B
Year ended 11/30/03             $  0.00      $  (.01)     $ 10.86        16.03%    $   174,262      2.18%         .39%          27%
Year ended 11/30/02                0.00         (.01)        9.37        (8.22)        146,704      2.18          .27           11
3/29/01+ to 11/30/01               0.00         0.00        10.22         2.20          88,579      2.42*(e)      .08*(c)       14

Class C
Year ended 11/30/03             $  0.00      $  (.01)     $ 10.86        16.03%    $    81,928      2.16%         .42%          27%
Year ended 11/30/02                0.00         (.01)        9.37        (8.13)         61,459      2.16          .28           11
3/29/01+ to 11/30/01               0.00         0.00        10.21         2.10          38,661      2.43*(e)      .06*(c)       14

Class R
11/03/03++ to 11/30/03          $  0.00      $  0.00      $ 10.95         0.37%$   $        10      1.81%*       1.16%*         27%
Advisor Class
Year ended 11/30/03             $  0.00      $  (.09)     $ 11.01        17.28%    $   370,847      1.15%        1.42%          27%
Year ended 11/30/02                0.00         (.06)        9.48        (7.30)        232,335      1.23         1.55           11
3/29/01+ to 11/30/01               0.00         0.00        10.29         2.90          11,447      1.40*(e)     1.14*(c)       14

ALLIANCEBERNSTEIN
SMALL CAP VALUE FUND

Class A
Year ended 11/30/03             $  0.00      $  (.07)     $ 14.62        31.50%    $   182,631      1.40%(e)      .16%(c)       23%
Year ended 11/30/02                0.00         (.17)       11.19         (.12)        113,070      1.40(e)       .80(c)        30
3/29/01+ to 11/30/01               0.00         0.00        11.37        13.70          34,883      1.53*(e)     1.29*(c)       15

Class B
Year ended 11/30/03             $  0.00      $  0.00      $ 14.51        30.49%    $   219,128      2.10%(e)     (.52)%(c)      23%
Year ended 11/30/02                0.00         (.12)       11.12         (.87)        168,713      2.10(e)       .11(c)        30
3/29/01+ to 11/30/01               0.00         0.00        11.33        13.30          56,538      2.23*(e)      .60*(c)       15

Class C
Year ended 11/30/03             $  0.00      $  0.00      $ 14.50        30.51%    $   109,922      2.10%(e)     (.53)%(c)      23%
Year ended 11/30/02                0.00         (.12)       11.11         (.78)         70,467      2.10(e)       .11(c)        30
3/29/01+ to 11/30/01               0.00         0.00        11.31        13.10          25,437      2.31*(e)      .50*(c)       15

Class R
11/03/03++ to 11/30/03          $  0.00      $  0.00      $ 14.62         2.67%$   $        10      1.60%*(e)     .21%*(c)      23%
Advisor Class
Year ended 11/30/03             $  0.00      $  (.10)     $ 14.66        31.75%    $   275,757      1.10%(e)      .46%(c)       23%
Year ended 11/30/02                0.00         (.20)       11.23          .18         151,308      1.10(e)      1.10(c)        30
3/29/01+ to 11/30/01               0.00         0.00        11.40        14.00          47,164      1.12*(e)     1.68*(c)       15

ALLIANCEBERNSTEIN GROWTH
AND INCOME FUND

Class A
Year ended 10/31/03             $  0.00      $  (.04)     $  3.15        22.89%    $ 3,003,001      1.22%         .94%          43%
Year ended 10/31/02                0.00         (.14)        2.60       (20.89)      2,553,700      1.14          .83           75
Year ended 10/31/01                0.00         (.28)        3.42        (9.49)      2,914,367      1.09          .64           67
Year ended 10/31/00                0.00         (.21)        4.07        16.76       2,128,381       .91          .96           53
Year ended 10/31/99                0.00         (.39)        3.70        20.48       1,503,874       .93          .87           48

Class B
Year ended 10/31/03             $  0.00      $  (.02)     $  3.11        22.19%    $ 2,555,235      1.97%         .19%          43%
Year ended 10/31/02                0.00         (.12)        2.56       (21.52)      2,484,499      1.88          .07           75
Year ended 10/31/01                0.00         (.26)        3.37       (10.22)      3,360,119      1.84         (.11)          67
Year ended 10/31/00                0.00         (.19)        4.02        15.93       2,567,250      1.67          .20           53
Year ended 10/31/99                0.00         (.37)        3.66        19.56       1,842,045      1.70          .09           48

Class C
Year ended 10/31/03             $  0.00      $  (.02)     $  3.11        21.71%    $   975,038      1.95%         .21%          43%
Year ended 10/31/02                0.00         (.12)        2.57       (21.21)        960,176      1.86          .09           75
Year ended 10/31/01                0.00         (.26)        3.37       (10.23)      1,233,033      1.83         (.10)          67
Year ended 10/31/00                0.00         (.19)        4.02        15.91         825,572      1.66          .21           53
Year ended 10/31/99                0.00         (.37)        3.66        19.56         518,185      1.69          .11           48

Advisor Class
Year ended 10/31/03             $  0.00      $  (.05)     $  3.16        23.15%    $   994,254       .94%        1.22%          43%
Year ended 10/31/02                0.00         (.15)        2.61       (20.62)        681,620       .86         1.10           75
Year ended 10/31/01                0.00         (.29)        3.43        (9.27)        700,348       .84          .87           67
Year ended 10/31/00                0.00         (.22)        4.08        16.98         185,754       .65         1.21           53
Year ended 10/31/99                0.00         (.40)        3.71        21.03          39,739       .68         1.12           48



                                            Income from Investment Operations             Less Dividends and Distributions
                                          -------------------------------------  ---------------------------------------------------
                                                        Net Gains
                                                       or Losses on                          Distributions
                               Net Asset       Net      Investments               Dividends    in Excess               Distributions
                                 Value,    Investment     (both       Total from   from Net      of Net         Tax        from
                               Beginning      Income   realized and   Investment  Investment   Investment    Return of    Capital
Fiscal Year or Period          of Period    (Loss)(a)   unrealized)   Operations    Income       Income       Capital      Gains
-------------------------     -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
ALLIANCEBERNSTEIN
DISCIPLINED VALUE FUND

Class A
Year ended 11/30/03             $ 10.85       $ (.01)     $  2.43      $  2.42      $  0.00      $  0.00      $  0.00      $  0.00
Year ended 11/30/02               13.09         (.01)       (2.23)       (2.24)        0.00         0.00         0.00         0.00
Year ended 11/30/01               11.42         (.07)(c)     1.82         1.75         0.00         0.00         0.00         0.00
12/22/99+ to 11/30/00             10.00         (.03)(c)     1.45         1.42         0.00         0.00         0.00         0.00

Class B
Year ended 11/30/03             $ 10.64       $ (.10)     $  2.38      $  2.28      $  0.00      $  0.00      $  0.00      $  0.00
Year ended 11/30/02               12.93         (.10)       (2.19)       (2.29)        0.00         0.00         0.00         0.00
Year ended 11/30/01               11.36         (.16)(c)     1.81         1.65         0.00         0.00         0.00         0.00
12/22/99+ to 11/30/00             10.00         (.11)(c)     1.47         1.36         0.00         0.00         0.00         0.00

Class C
Year ended 11/30/03             $ 10.63       $ (.10)     $  2.38      $  2.28      $  0.00      $  0.00      $  0.00      $  0.00
Year ended 11/30/02               12.92         (.10)       (2.19)       (2.29)        0.00         0.00         0.00         0.00
Year ended 11/30/01               11.34         (.16)(c)     1.82         1.66         0.00         0.00         0.00         0.00
12/22/99+ to 11/30/00             10.00         (.12)(c)     1.46         1.34         0.00         0.00         0.00         0.00

Class R
11/03/03++ to 11/30/03          $ 13.16       $ 0.00(i)   $   .11      $   .11      $  0.00      $  0.00      $  0.00      $  0.00

ALLIANCEBERNSTEIN
BALANCED SHARES

Class A
8/01/03 to 11/30/03+++          $ 14.54       $  .09      $   .58      $   .67      $  (.08)     $  0.00      $  0.00      $  0.00
Year ended 7/31/03                13.26          .28         1.32         1.60         (.29)        (.03)        0.00         0.00
Year ended 7/31/02(f)             15.96          .35        (2.35)       (2.00)        (.34)        0.00         0.00         (.36)
Year ended 7/31/01                15.53          .39         1.16         1.55         (.38)        0.00         0.00         (.74)
Year ended 7/31/00                15.63          .40          .49          .89         (.35)        0.00         0.00         (.64)
Year ended 7/31/99                15.97          .36         1.29         1.65         (.34)        0.00         0.00        (1.65)

Class B
8/01/03 to 11/30/03+++          $ 13.87       $  .05      $   .55      $   .60      $  (.06)     $  0.00      $  0.00      $  0.00
Year ended 7/31/03                12.68          .17         1.26         1.43         (.22)        (.02)        0.00         0.00
Year ended 7/31/02(f)             15.31          .23        (2.25)       (2.02)        (.25)        0.00         0.00         (.36)
Year ended 7/31/01                14.96          .26         1.12         1.38         (.29)        0.00         0.00         (.74)
Year ended 7/31/00                15.11          .27          .48          .75         (.26)        0.00         0.00         (.64)
Year ended 7/31/99                15.54          .23         1.25         1.48         (.26)        0.00         0.00        (1.65)

Class C
8/01/03 to 11/30/03+++          $ 13.92       $  .05      $   .56      $   .61      $  (.06)     $  0.00      $  0.00      $  0.00
Year ended 7/31/03                12.72          .17         1.27         1.44         (.22)        (.02)        0.00         0.00
Year ended 7/31/02(f)             15.36          .23        (2.26)       (2.03)        (.25)        0.00         0.00         (.36)
Year ended 7/31/01                15.01          .26         1.12         1.38         (.29)        0.00         0.00         (.74)
Year ended 7/31/00                15.15          .28          .48          .76         (.26)        0.00         0.00         (.64)
Year ended 7/31/99                15.57          .24         1.25         1.49         (.26)        0.00         0.00        (1.65)

Class R
11/03/03++ to 11/30/03          $ 15.09       $  .02      $   .02      $   .04      $  0.00      $  0.00      $  0.00      $  0.00

Advisor Class
8/01/03 to 11/30/03+++          $ 14.56       $  .10      $   .59      $   .69      $  (.09)     $  0.00      $  0.00      $  0.00
Year ended 7/31/03                13.28          .32         1.32         1.64         (.32)        (.04)        0.00         0.00
Year ended 7/31/02(f)             15.98          .37        (2.34)       (1.97)        (.37)        0.00         0.00         (.36)
Year ended 7/31/01                15.54          .44         1.16         1.60         (.42)        0.00         0.00         (.74)
Year ended 7/31/00                15.64          .43          .50          .93         (.39)        0.00         0.00         (.64)
Year ended 7/31/99                15.98          .39         1.29         1.68         (.37)        0.00         0.00        (1.65)

ALLIANCEBERNSTEIN
UTILITY INCOME FUND

Class A
Year ended 11/30/03             $ 11.01       $  .32(c)   $  1.30      $  1.62      $  (.24)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               14.17          .27(c)     (3.17)       (2.90)        (.26)        0.00         0.00         0.00
Year ended 11/30/01               17.90          .23        (2.88)       (2.65)        (.97)        (.11)        0.00         0.00
Year ended 11/30/00               16.91         1.40          .85         2.25         (.32)        0.00         0.00         (.94)
Year ended 11/30/99               14.68          .36(c)      2.53         2.89         (.32)        0.00         0.00         (.34)

Class B
Year ended 11/30/03             $ 10.87       $  .24(c)   $  1.27      $  1.51      $  (.14)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               13.98          .18(c)     (3.12)       (2.94)        (.17)        0.00         0.00         0.00
Year ended 11/30/01               17.72          .11        (2.84)       (2.73)        (.90)        (.11)        0.00         0.00
Year ended 11/30/00               16.80         1.30          .81         2.11         (.25)        0.00         0.00         (.94)
Year ended 11/30/99               14.62          .25(c)      2.52         2.77         (.25)        0.00         0.00         (.34)

Class C
Year ended 11/30/03             $ 10.89       $  .24(c)   $  1.28      $  1.52      $  (.14)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               14.00          .18(c)     (3.12)       (2.94)        (.17)        0.00         0.00         0.00
Year ended 11/30/01               17.74          .11        (2.84)       (2.73)        (.90)        (.11)        0.00         0.00
Year ended 11/30/00               16.82         1.30          .81         2.11         (.25)        0.00         0.00         (.94)
Year ended 11/30/99               14.65          .25(c)      2.51         2.76         (.25)        0.00         0.00         (.34)

Advisor Class
Year ended 11/30/03             $ 11.07       $  .37(c)   $  1.28      $  1.65      $  (.28)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               14.23          .33(c)     (3.19)       (2.86)        (.30)        0.00         0.00         0.00
Year ended 11/30/01               17.97          .27        (2.89)       (2.62)       (1.00)        (.12)        0.00         0.00
Year ended 11/30/00               16.95         1.54          .77         2.31         (.35)        0.00         0.00         (.94)
Year ended 11/30/99               14.70          .42(c)      2.52         2.94         (.35)        0.00         0.00         (.34)



Please refer to the footnotes on page 54.


                            Less Dividends
                                 and           Less
                            Distributions  Distributions                                      Ratios/Supplemental Data
                            -------------  ------------                           --------------------------------------------------
                                                                                                               Ratio of
                            Distributions     Total      Net Assets                Net Assets,    Ratio of    Net Income
                             in Excess of   Dividends      Value,                 End of Period   Expenses      (Loss)    Portfolio
                                Capital        and         End of       Total         (000's     to Average   to Average   Turnover
Fiscal Year or Period            Gains    Distributions    Period     Return (b)     omitted)    Net Assets   Net Assets     Rate
-------------------------   -------------  -----------  -----------  -----------  -------------  -----------  ----------  ----------
ALLIANCEBERNSTEIN
DISCIPLINED VALUE FUND

Class A
Year ended 11/30/03             $  0.00      $  0.00      $ 13.27        22.30%    $   163,169      1.51%        (.12)%        159%
Year ended 11/30/02                0.00         0.00        10.85       (17.11)         75,413      1.59         (.10)         218
Year ended 11/30/01                (.08)        (.08)       13.09        15.40          76,617      1.85(e)      (.55)(c)      299
12/22/99+ to 11/30/00              0.00         0.00        11.42        14.20          14,583      2.50*(e)     (.33)*(c)     249

Class B
Year ended 11/30/03             $  0.00      $  0.00      $ 12.92        21.43%    $   183,098      2.25%        (.87)%        159%
Year ended 11/30/02                0.00         0.00        10.64       (17.71)        110,968      2.32         (.84)         218
Year ended 11/30/01                (.08)        (.08)       12.93        14.60          98,204      2.55(e)     (1.28)(c)      299
12/22/99+ to 11/30/00              0.00         0.00        11.36        13.60           2,597      3.20*(e)    (1.08)*(c)     249

Class C
Year ended 11/30/03             $  0.00      $  0.00      $ 12.91        21.45%    $    71,348      2.22%        (.84)%        159%
Year ended 11/30/02                0.00         0.00        10.63       (17.72)         37,810      2.30         (.82)         218
Year ended 11/30/01                (.08)        (.08)       12.92        14.71          35,790      2.56(e)     (1.28)(c)      299
12/22/99+ to 11/30/00              0.00         0.00        11.34        13.40           2,525      3.20*(e)    (1.08)*(c)     249

Class R
11/03/03++ to 11/30/03          $  0.00      $  0.00      $ 13.27          .84%$   $        10      1.83%*       (.26)%*       159%

ALLIANCEBERNSTEIN
BALANCED SHARES

Class A
8/01/03 to 11/30/03+++          $  0.00      $  (.08)     $ 15.13         4.62%    $   587,685      1.07%*       1.84%*         29%
Year ended 7/31/03                 0.00         (.32)       14.54        12.29         525,637      1.12         2.04           62
Year ended 7/31/02(f)              0.00         (.70)       13.26       (12.91)        384,212      1.10         2.36           79
Year ended 7/31/01                 0.00        (1.12)       15.96        10.42         282,874      1.17         2.46           63
Year ended 7/31/00                 0.00         (.99)       15.53         6.22         212,326      1.12         2.62           76
Year ended 7/31/99                 0.00        (1.99)       15.63        11.44         189,953      1.22(g)      2.31          105

Class B
8/01/03 to 11/30/03+++          $  0.00      $  (.06)     $ 14.41         4.33%    $   534,752      1.81%*       1.14%*         29%
Year ended 7/31/03                 0.00         (.24)       13.87        11.44         488,365      1.86         1.30           62
Year ended 7/31/02(f)              0.00         (.61)       12.68       (13.53)        385,868      1.84         1.61           79
Year ended 7/31/01                 0.00        (1.03)       15.31         9.63         277,138      1.93         1.70           63
Year ended 7/31/00                 0.00         (.90)       14.96         5.46         155,060      1.86         1.88           76
Year ended 7/31/99                 0.00        (1.91)       15.11        10.56         136,384      1.97(g)      1.56          105

Class C
8/01/03 to 11/30/03+++          $  0.00      $  (.06)     $ 14.47         4.39%    $   162,243      1.80%*       1.15%*         29%
Year ended 7/31/03                 0.00         (.24)       13.92        11.49         150,188      1.85         1.32           62
Year ended 7/31/02(f)              0.00         (.61)       12.72       (13.55)        131,761      1.84         1.61           79
Year ended 7/31/01                 0.00        (1.03)       15.36         9.59         109,592      1.93         1.71           63
Year ended 7/31/00                 0.00         (.90)       15.01         5.52          65,214      1.86         1.88           76
Year ended 7/31/99                 0.00        (1.91)       15.15        10.60          63,517      1.96(g)      1.57          105

Class R
11/03/03++ to 11/30/03          $  0.00      $  0.00      $ 15.13          .27%$   $        10      1.34%*       1.70%*         29%

Advisor Class
8/01/03 to 11/30/03+++          $  0.00      $  (.09)     $ 15.16         4.75%    $   107,440       .78%*       2.11%*         29%
Year ended 7/31/03                 0.00         (.36)       14.56        12.57         105,567       .83         2.36           62
Year ended 7/31/02(f)              0.00         (.73)       13.28       (12.67)        101,017       .85         2.79           79
Year ended 7/31/01                 0.00        (1.16)       15.98        10.75           5,446       .91         2.75           63
Year ended 7/31/00                 0.00        (1.03)       15.54         6.48           2,943       .86         2.88           76
Year ended 7/31/99                 0.00        (2.02)       15.64        11.71           2,627       .97(g)      2.56          105

ALLIANCEBERNSTEIN
UTILITY INCOME FUND

Class A
Year ended 11/30/03             $  0.00      $  (.24)     $ 12.39        14.89%    $    52,188      1.50(e)%     2.79(c)%       74%
Year ended 11/30/02                0.00         (.26)       11.01       (20.65)         48,908      1.50(e)      2.18(c)        99
Year ended 11/30/01                0.00        (1.08)       14.17       (15.75)         73,487      1.46         1.38           21
Year ended 11/30/00                0.00        (1.26)       17.90        14.14          52,172      1.46         8.08           24
Year ended 11/30/99                0.00         (.66)       16.91        20.27          29,841      1.50(e)      2.26(c)        19

Class B
Year ended 11/30/03             $  0.00      $  (.14)     $ 12.24        13.99%    $   109,717      2.20(e)%     2.08(c)%       74%
Year ended 11/30/02                0.00         (.17)       10.87       (21.18)        112,372      2.20(e)      1.49(c)        99
Year ended 11/30/01                0.00        (1.01)       13.98       (16.38)        181,338      2.17          .67           21
Year ended 11/30/00                0.00        (1.19)       17.72        13.32         142,975      2.18         7.63           24
Year ended 11/30/99                0.00         (.59)       16.80        19.45          80,806      2.20(e)      1.55(c)        19

Class C
Year ended 11/30/03             $  0.00      $  (.14)     $ 12.27        14.06%    $    32,680      2.20(e)%     2.09(c)%       74%
Year ended 11/30/02                0.00         (.17)       10.89       (21.15)         32,013      2.20(e)      1.50(c)        99
Year ended 11/30/01                0.00        (1.01)       14.00       (16.36)         49,259      2.17          .68           21
Year ended 11/30/00                0.00        (1.19)       17.74        13.30          34,253      2.18         7.64           24
Year ended 11/30/99                0.00         (.59)       16.82        19.34          20,605      2.20(e)      1.56(c)        19

Advisor Class
Year ended 11/30/03             $  0.00      $  (.28)     $ 12.44        15.12%    $     2,312      1.20(e)%     3.21(c)%       74%
Year ended 11/30/02                0.00         (.30)       11.07       (20.32)          2,563      1.20(e)      2.49(c)        99
Year ended 11/30/01                0.00        (1.12)       14.23       (15.58)          3,890      1.16         1.65           21
Year ended 11/30/00                0.00        (1.29)       17.97        14.49           2,016      1.17         8.64           24
Year ended 11/30/99                0.00         (.69)       16.95        20.62           1,532      1.20(e)      2.55(c)        19



                                            Income from Investment Operations             Less Dividends and Distributions
                                          -------------------------------------  ---------------------------------------------------
                                                        Net Gains
                                                       or Losses on                          Distributions
                               Net Asset       Net      Investments               Dividends    in Excess               Distributions
                                 Value,    Investment     (both       Total from   from Net      of Net         Tax        from
                               Beginning      Income   realized and   Investment  Investment   Investment    Return of    Capital
Fiscal Year or Period          of Period    (Loss)(a)   unrealized)   Operations    Income       Income       Capital      Gains
-------------------------     -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
ALLIANCEBERNSTEIN
REAL ESTATE
INVESTMENT FUND

Class A
Year ended 11/30/03             $ 11.52       $  .37       $ 3.53      $  3.90     $   (.52)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               11.47          .34          .23          .57         (.32)        0.00         (.20)        0.00
Year ended 11/30/01               10.70          .32          .97         1.29         (.32)        0.00         (.20)        0.00
9/1/00 to 11/30/00+++             10.85          .13         (.13)        0.00         (.10)        0.00         (.05)        0.00
Year ended 8/31/00                10.19          .37          .89         1.26         (.42)        0.00         (.18)        0.00
Year ended 8/31/99                10.47          .46         (.06)         .40         (.46)        (.10)        (.02)        (.10)

Class B
Year ended 11/30/03             $ 11.48       $  .30       $ 3.51      $  3.81     $   (.45)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               11.44          .28          .21          .49         (.28)        0.00         (.17)        0.00
Year ended 11/30/01               10.68          .28          .93         1.21         (.28)        0.00         (.17)        0.00
9/1/00 to 11/30/00+++             10.84          .11         (.14)        (.03)        (.09)        0.00         (.04)        0.00
Year ended 8/31/00                10.17          .30          .89         1.19         (.36)        0.00         (.16)        0.00
Year ended 8/31/99                10.44          .38         (.05)         .33         (.38)        (.10)        (.02)        (.10)

Class C
Year ended 11/30/03             $ 11.49       $  .29       $ 3.53      $  3.82     $   (.45)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               11.46          .28          .20          .48         (.28)        0.00         (.17)        0.00
Year ended 11/30/01               10.69          .28          .94         1.22         (.28)        0.00         (.17)        0.00
9/1/00 to 11/30/00+++             10.85          .11         (.14)        (.03)        (.09)        0.00         (.04)        0.00
Year ended 8/31/00                10.17          .29          .91         1.20         (.36)        0.00         (.16)        0.00
Year ended 8/31/99                10.44          .38         (.05)         .33         (.38)        (.10)        (.02)        (.10)

Advisor Class
Year ended 11/30/03             $ 11.48       $  .40       $ 3.53      $  3.93     $   (.58)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02               11.46          .21          .39          .60         (.36)        0.00         (.22)        0.00
Year ended 11/30/01               10.71          .37          .96         1.33         (.37)        0.00         (.21)        0.00
9/1/00 to 11/30/00+++             10.87          .14         (.14)        0.00         (.11)        0.00         (.05)        0.00
Year ended 8/31/00                10.20          .38          .92         1.30         (.44)        0.00         (.19)        0.00
Year ended 8/31/99                10.48          .48         (.05)         .43         (.48)        (.11)        (.02)        (.10)

ALLIANCEBERNSTEIN
INTERNATIONAL
VALUE FUND

Class A
Year ended 11/30/03             $  9.83       $  .13(c)    $ 2.96      $  3.09     $   (.10)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02                9.64          .07(c)       .12(d)       .19         0.00         0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00          .04(c)      (.40)        (.36)        0.00         0.00         0.00         0.00

Class B
Year ended 11/30/03             $  9.75       $  .07(c)    $ 2.92      $  2.99     $   (.07)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02                9.62          .00(c)       .13(d)       .13         0.00         0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00          .00(c)      (.38)        (.38)        0.00         0.00         0.00         0.00

Class C
Year ended 11/30/03             $  9.75       $  .06(c)    $ 2.93      $  2.99     $   (.07)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02                9.60          .01(c)       .14(d)       .15         0.00         0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00          .00(c)      (.40)        (.40)        0.00         0.00         0.00         0.00

Class R
11/03/03++ to 11/30/03          $ 12.60       $  .00(c)(h) $  .22      $   .22     $   0.00      $  0.00      $  0.00      $  0.00

Advisor Class
Year ended 11/30/03             $  9.92       $  .18(c)    $ 2.97      $  3.15     $   (.11)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02                9.68          .17(c)       .07(d)       .24         0.00         0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00          .04(c)      (.36)        (.32)        0.00         0.00         0.00         0.00

ALLIANCEBERNSTEIN
GLOBAL VALUE FUND

Class A
Year ended 11/30/03             $  8.57       $  .10(c)    $ 1.91      $  2.01     $   (.06)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02                9.64          .05(c)     (1.12)       (1.07)        0.00         0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00         (.02)(c)     (.34)        (.36)        0.00         0.00         0.00         0.00

Class B
Year ended 11/30/03             $  8.47       $  .03(c)    $ 1.90      $  1.93     $   (.01)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02                9.59         (.01)(c)    (1.11)       (1.12)        0.00         0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00         (.06)(c)     (.35)        (.41)        0.00         0.00         0.00         0.00

Class C
Year ended 11/30/03             $  8.48       $  .04(c)    $ 1.89      $  1.93     $   (.01)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02                9.61          .00(c)     (1.13)       (1.13)        0.00         0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00         (.06)(c)     (.33)        (.39)        0.00         0.00         0.00         0.00

Advisor Class
Year ended 11/30/03             $  8.60       $  .13(c)    $ 1.91      $  2.04     $   (.08)     $  0.00      $  0.00      $  0.00
Year ended 11/30/02                9.65          .12(c)     (1.17)       (1.05)        0.00         0.00         0.00         0.00
3/29/01+ to 11/30/01              10.00         (.01)(c)     (.34)        (.35)        0.00         0.00         0.00         0.00



Please refer to the footnotes on page 54.


                            Less Dividends
                                 and           Less
                            Distributions  Distributions                                      Ratios/Supplemental Data
                            -------------  ------------                           --------------------------------------------------
                                                                                                               Ratio of
                            Distributions     Total      Net Assets                Net Assets,    Ratio of    Net Income
                             in Excess of   Dividends      Value,                 End of Period   Expenses      (Loss)    Portfolio
                                Capital        and         End of       Total         (000's     to Average   to Average   Turnover
Fiscal Year or Period            Gains    Distributions    Period     Return (b)     omitted)    Net Assets   Net Assets     Rate
-------------------------   -------------  -----------  -----------  -----------  -------------  -----------  ----------  ----------
ALLIANCEBERNSTEIN
REAL ESTATE
INVESTMENT FUND

Class A
Year ended 11/30/03             $  0.00     $   (.52)     $ 14.90        34.89%     $   57,701      1.74%        2.84%          30%
Year ended 11/30/02                0.00         (.52)       11.52         4.85          35,626      1.75         2.87           37
Year ended 11/30/01                0.00         (.52)       11.47        12.33          22,422      1.78         2.84           40
9/1/00 to 11/30/00+++              0.00         (.15)       10.70         (.05)         20,940      1.87*        4.98*           6
Year ended 8/31/00                 0.00         (.60)       10.85        13.46          22,221      1.71         3.81           26
Year ended 8/31/99                 0.00         (.68)       10.19         3.86          35,299      1.58         4.57           29

Class B
Year ended 11/30/03             $  0.00     $   (.45)     $ 14.84        34.05%     $  106,147      2.47%        2.40%          30%
Year ended 11/30/02                0.00         (.45)       11.48         4.15          99,370      2.47         2.35           37
Year ended 11/30/01                0.00         (.45)       11.44        11.53          98,014      2.50         2.53           40
9/1/00 to 11/30/00+++              0.00         (.13)       10.68         (.31)        108,711      2.57*        4.22*           6
Year ended 8/31/00                 0.00         (.52)       10.84        12.68         113,542      2.41         3.13           26
Year ended 8/31/99                 0.00         (.60)       10.17         3.20         168,741      2.31         3.82           29

Class C
Year ended 11/30/03             $  0.00     $   (.45)     $ 14.86        34.10%     $   47,698      2.46%        2.31%          30%
Year ended 11/30/02                0.00         (.45)       11.49         4.06          35,845      2.46         2.35           37
Year ended 11/30/01                0.00         (.45)       11.46        11.62          34,699      2.49         2.50           40
9/1/00 to 11/30/00+++              0.00         (.13)       10.69         (.31)         33,463      2.58*        4.21*           6
Year ended 8/31/00                 0.00         (.52)       10.85        12.78          34,217      2.40         3.02           26
Year ended 8/31/99                 0.00         (.60)       10.17         3.20          44,739      2.30         3.77           29

Advisor Class
Year ended 11/30/03             $  0.00     $   (.58)     $ 14.83        35.40%     $  102,135      1.44%        3.17%          30%
Year ended 11/30/02                0.00         (.58)       11.48         5.12          59,459      1.51         1.73           37
Year ended 11/30/01                0.00         (.58)       11.46        12.74           1,831      1.48         3.27           40
9/1/00 to 11/30/00+++              0.00         (.16)       10.71         (.07)          1,925      1.58*        5.21*           6
Year ended 8/31/00                 0.00         (.63)       10.87        13.94           1,943      1.40         3.83           26
Year ended 8/31/99                 0.00         (.71)       10.20         4.18           2,270      1.30         4.75           29

ALLIANCEBERNSTEIN
INTERNATIONAL
VALUE FUND

Class A
Year ended 11/30/03             $  0.00     $   (.10)     $ 12.82        31.80%     $  180,443      1.20%(e)     1.22%(c)       20%
Year ended 11/30/02                0.00         0.00         9.83         1.97          74,193      1.20(e)       .74(c)        23
3/29/01+ to 11/30/01               0.00         0.00         9.64        (3.60)          3,990      1.44*(e)      .62*(c)       11

Class B
Year ended 11/30/03             $  0.00     $   (.07)     $ 12.67        30.85%     $   84,809      1.90%(e)      .61%(c)       20%
Year ended 11/30/02                0.00         0.00         9.75         1.35          51,608      1.90(e)      (.03)(c)       23
3/29/01+ to 11/30/01               0.00         0.00         9.62        (3.80)          2,220      2.19*(e)     (.05)*(c)      11

Class C
Year ended 11/30/03             $  0.00     $   (.07)     $ 12.67        30.85%     $   59,753      1.90%(e)      .55%(c)       20%
Year ended 11/30/02                0.00         0.00         9.75         1.56          26,663      1.90(e)       .09(c)        23
3/29/01+ to 11/30/01               0.00         0.00         9.60        (4.00)          1,582      2.23*(e)      .03*(c)       11

Class R
11/03/03++ to 11/30/03          $  0.00     $   0.00      $ 12.82         1.75%$    $       10      1.40%*(e)     .40%*(c)      20%
Advisor Class
Year ended 11/30/03             $  0.00     $   (.11)     $ 12.96        32.19%     $  633,688       .90%(e)     1.61%(c)       20%
Year ended 11/30/02                0.00         0.00         9.92         2.48         325,800       .90(e)      1.67(c)        23
3/29/01+ to 11/30/01               0.00         0.00         9.68        (3.20)        167,263       .90*(e)      .65*(c)       11

ALLIANCEBERNSTEIN
GLOBAL VALUE FUND

Class A
Year ended 11/30/03             $  0.00     $   (.06)     $ 10.52        23.64%     $   16,298      1.50%(e)     1.05%(c)       29%
Year ended 11/30/02                0.00         0.00         8.57       (11.10)          8,892      1.76(e)       .56(c)        28
3/29/01+ to 11/30/01               0.00         0.00         9.64        (3.60)          5,923      2.44*(e)     (.27)*(c)      14

Class B
Year ended 11/30/03             $  0.00     $   (.01)     $ 10.39        22.82%     $    5,585      2.20%(e)      .38%(c)       29%
Year ended 11/30/02                0.00         0.00         8.47       (11.68)          3,673      2.45(e)      (.09)(c)       28
3/29/01+ to 11/30/01               0.00         0.00         9.59        (4.10)          1,916      3.14*(e)     (.91)*(c)      14

Class C
Year ended 11/30/03             $  0.00     $   (.01)     $ 10.40        22.79%     $    3,317      2.20%(e)      .39%(c)       29%
Year ended 11/30/02                0.00         0.00         8.48       (11.76)          2,129      2.40(e)      0.00(c)        28
3/29/01+ to 11/30/01               0.00         0.00         9.61        (3.90)            997      3.15*(e)     (.89)*(c)      14

Advisor Class
Year ended 11/30/03             $  0.00     $   (.08)     $ 10.56        23.98%     $  100,367      1.20%(e)     1.42%(c)       29%
Year ended 11/30/02                0.00         0.00         8.60       (10.88)         74,727      1.23(e)      1.31(c)        28
3/29/01+ to 11/30/01               0.00         0.00         9.65        (3.50)          1,791      2.10*(e)     (.13)*(c)      14


+  Commencement of operations.

++  Commencement of distribution.

+++  Change in fiscal year end.

*  Annualized.

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(c)  Net of fee waiver and expense reimbursement.

(d) In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of gains and losses.

(e) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:



                                                 1999         2000         2001         2002         2003
                                              ----------   ----------   ----------   ----------   ----------
AllianceBernstein Value Fund
Class A                                            --           --         1.74%*         --           --
Class B                                            --           --         2.46%*         --           --
Class C                                            --           --         2.47%*         --           --
Advisor Class                                      --           --         1.44%*         --           --

AllianceBernstein Small Cap Value Fund
Class A                                            --           --         2.41%*       1.81%        1.79%
Class B                                            --           --         3.10%*       2.53%        2.54%
Class C                                            --           --         3.40%*       2.51%        2.50%
Class R                                            --           --           --           --         1.96%*
Advisor Class                                      --           --         2.01%*       1.54%        1.49%

AllianceBernstein Disciplined Value Fund
Class A                                            --         9.25%*       1.88%          --           --
Class B                                            --         8.16%*       2.60%          --           --
Class C                                            --        10.14%*       2.60%          --           --
Class R                                            --           --           --           --           --

AllianceBernstein Utility Income Fund
Class A                                          1.73%          --           --         1.61%        1.70%
Class B                                          2.44%          --           --         2.34%        2.44%
Class C                                          2.44%          --           --         2.33%        2.42%
Advisor Class                                    1.41%          --           --         1.31%        1.41%

AllianceBernstein International Value Fund
Class A                                            --           --         5.11%*       2.19%        1.93%
Class B                                            --           --         7.84%*       2.84%        2.71%
Class C                                            --           --         8.77%*       2.90%        2.65%
Class R                                            --           --           --           --         2.31%*
Advisor Class                                      --           --         2.26%*       1.75%        1.63%

AllianceBernstein Global Value Fund
Class A                                            --           --         8.10%*       2.59%        1.89%
Class B                                            --           --        11.12%*       3.29%        2.64%
Class C                                            --           --        12.33%*       3.16%        2.60%
Advisor Class                                      --           --         9.39%*       1.85%        1.59%



(f) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share; the effect of this change toAdvisor Class was to decrease net investment income by $.02 per share and increase net unrealized gains and losses by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C, and from 2.89% to 2.79% for Advisor Class. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(g) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets would have been as follows:

                                           1999
                                         ---------
AllianceBernstein Balanced Shares
Class A                                    1.21%
Class B                                    1.96%
Class C                                    1.94%
Advisor Class                               .96%


(h)  Amount is less than $.005.

(i)  Amount is less than $0.01.

                      (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o  Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    Alliance Global Investor Services
            P.O. Box 786003
            San Antonio, TX 78278-6003

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.


-------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

-------------------------------------------------------------------------------

Fund                                                SEC File No.
-----                                              -------------
AllianceBernstein Value Fund                         811-10221
AllianceBernstein Small Cap Value Fund               811-10221
AllianceBernstein Growth and Income Fund             811-00126
AllianceBernstein Disciplined Value Fund             811-09687
AllianceBernstein Balanced Shares                    811-00134
AllianceBernstein Utility Income Fund                811-07916
AllianceBernstein Real Estate Investment Fund        811-07707
AllianceBernstein International Value Fund           811-10221
AllianceBernstein Global Value Fund                  811-10221

(LOGO)         ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND, INC.
-----------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
-----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                          March 1, 2004

-----------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated March 1, 2004, for the AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") that offers Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended November 30, 2003 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                                       Page

Description of the Fund.....................................
Management of the Fund......................................
Expenses of the Fund........................................
Purchase of Shares..........................................
Redemption and Repurchase of Shares.........................
Shareholder Services........................................
Net Asset Value.............................................
Dividends, Distributions and Taxes..........................
Portfolio Transactions......................................
General Information.........................................
Financial Statements and Report of Independent Auditors.....
Appendix A:  Statement of Policies and Procedures
      for Voting Proxies......................................         A-1
Appendix B:  Commission Schedule............................           B-1

-----------------------------
SM:  This is a service mark used under license from the owner.

-----------------------------------------------------------------

                     DESCRIPTION OF THE FUND

-----------------------------------------------------------------

          The Fund is a diversified, open-end investment company. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective. The Fund's name was changed on February 28, 2001. Prior thereto, the Fund was known as Alliance Real Estate Investment Fund, Inc.

Investment Objective
--------------------

          The Fund's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Policies
-------------------

          Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy, net assets includes any borrowings for investment purposes. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

          The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations--Risk Factors Associated with the Real Estate Industry" in the Prospectus for a description of these and other risks.

          As to any investment in Real Estate Equity Securities, the analysis of Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance") will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

          The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund may invest up to 5% of its total assets in Real Estate Equity Securities of non-U.S. issuers.

          The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designated to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

          To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides exclusive access to its proprietary model, REIT/Score, which ranks approximately 153 of the largest public REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 22,000 individual properties owned by these companies. REIT/Score is in turn based on CB Richard Ellis' National Real Estate Index, which gathers, analyzes and publishes targeted research for more than 115 metropolitan markets in North America. The model is no longer provided to any research publications and the AllianceBernstein Funds are currently the only mutual funds available to retail investors that have access to CBRE's REIT/Score model.

          Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

          The Fund may invest in illiquid securities including up to 15% of its total assets in non-publicly traded securities.

Additional Investment Policies and Practices
--------------------------------------------

          To the extent not described in the Prospectus, set forth below is additional information regarding the Fund's investment policies and practices. Except as otherwise noted, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

          Convertible Securities. The Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          Forward Commitments. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled. The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

          Standby Commitment Agreements. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued and, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

          Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

          Short Sales. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Fund is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein liquid assets in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

          Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

          The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

          Defensive Position. For temporary defensive purposes, the Fund may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Fund may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if not so rated, of equivalent investment quality as determined by the Adviser.

          Subject to its policy of investing at least 80% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Certain Fundamental Investment Policies
---------------------------------------

          The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

          To reduce investment risk, as a matter of fundamental policy the Fund may not:

                  (i) with respect to 75% of its total assets,
            have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or
            (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

                  (ii) purchase the securities of any one issuer,
            other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

                  (iii) invest 25% or more of its total assets in
            the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;

                  (iv) purchase or sell real estate, except that
            it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities;

                  (v) borrow money except for temporary or
            emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

                  (vi) pledge, hypothecate, mortgage or otherwise
            encumber its assets, except to secure permitted borrowings;

                  (vii) make loans except through (a) the
            purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

                  (viii) participate on a joint or joint and
            several basis in any securities trading account;

                  (ix) invest in companies for the purpose of
            exercising control;

                  (x) issue any senior security within the
            meaning of the 1940 Act;

                  (xi) make short sales of securities or maintain
            a short position, unless at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or

                  (xii) (a) purchase or sell commodities or
            commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, and as a matter of non-fundamental investment policy, that it will not (i) invest more than 5% of its total assets in warrants, except for warrants acquired by the Fund as a part of a unit or attached to securities, provided that not more than 2% of the Fund's net assets may be invested in warrants that are not listed on the New York Stock Exchange (the "Exchange") or American Stock Exchange; (ii) purchase or sell real property (excluding REITs and readily marketable securities of companies which invest in real estate); or (iii) invest more than 10% of its total assets in restricted securities (excluding securities that may be resold pursuant to Rule 144A under the Securities Act).

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the Exchange. Alliance Units do not trade publicly and are subject to significant restrictions on transfer.


            At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.


          Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.


          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Advisory Agreement became effective on August 27, 1996. Continuance of the Advisory Agreement was approved for an additional annual term at a meeting of the Board of Directors on July 22-24, 2003. The Advisory Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, as defined by the 1940 Act.


          Under the Advisory Agreement, the Adviser furnishes investment advice and recommendations to the Fund and provides office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Directors to act as officers of the Fund. Such officers, as well as certain Directors of the Fund, may be employees of the Adviser or directors, officers or employees of its affiliates. For the Adviser's services under the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annualized rate of .90% of the value of the Fund's average daily net assets. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. This waiver may be terminated at any time, but it is expected to continue for at least five years. The advisory fee waiver would reduce advisory fees to 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended November 30, 2001, 2002 and 2003, the Adviser received from the Fund advisory fees of $1,490,281, $1,716,985 and $2,357,633, respectively.


          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. For the fiscal year ended November 30, 2003, the Fund paid to the Adviser in respect of such services a total of $136,000.



          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                    PORTFOLIOS
                                                    IN FUND        OTHER
NAME, ADDRESS             PRINCIPAL                 COMPLEX        DIRECTORSHIPS
AND AGE OF DIRECTOR       OCCUPATIONS(S)            OVERSEEN       HELD
(YEARS OF SERVICE*)       DURING PAST 5 YEARS       BY DIRECTOR    BY DIRECTOR
-------------------       -------------------       -------------  -----------

INTERESTED DIRECTORS
Marc O. Mayer,** 46,      Executive Vice President       68          None
1345 Avenue of the        of ACMC since 2001; prior
Americas,                 thereto, Chief Executive
New York, NY 10105        Officer of Sanford C.
(Elected on November 18,  Bernstein & Co., LLC ("SCB
2003)                     & Co.") and its
                          predecessor since prior to
                          1999.

DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr.,    Investment adviser and an     116         None
#+ 71,                    independent consultant.
Suite 100,                He was formerly Senior
2 Sound View Drive,       Manager of Barrett
Greenwich, CT 06830 (7)   Associates, Inc., a
                          registered investment
                          adviser, with which he
                          had been associated since
                          prior to 1999. He was
                          formerly Deputy
                          Comptroller and Chief
                          Investment Officer of the
                          State of New York and,
                          prior thereto, Chief
                          Investment Officer of the
                          New York Bank for
                          Savings.

Ruth Block,#+ 73,         Formerly Executive Vice        96          None
500 S.E. Mizner Blvd.,    President and Chief
Boca Raton, FL 33432 (7)  Insurance Officer of The
                          Equitable Life Assurance
                          Society of the United
                          States; Chairman and
                          Chief Executive Officer
                          of Evlico; Director of
                          Avon, BP (oil and gas),
                          Ecolab Incorporated
                          (specialty chemicals),
                          Tandem Financial Group
                          and Donaldson, Lufkin &
                          Jenrette Securities
                          Corporation; former
                          Governor at Large,
                          National Association of
                          Securities Dealers, Inc.

David H. Dievler,#+ 74,   Independent consultant.       100         None
P.O. Box 167,             Until December 1994 he
Spring Lake, NJ 07762 (7) was Senior Vice President
                          of ACMC responsible for
                          mutual fund
                          administration. Prior to
                          joining ACMC in 1984, he
                          was Chief Financial
                          Officer of Eberstadt
                          Asset Management since
                          1968. Prior to that, he
                          was a Senior Manager at
                          Price Waterhouse & Co.
                          Member of American
                          Institute of Certified
                          Public Accountants since
                          1953.

John H. Dobkin,# +62,     Consultant.  Formerly         98          None
P.O. Box 12,              President of Save Venice,
Annandale, NY 12504 (7)   Inc. (preservation
                          organization) from
                          2001-2002; Senior Advisor
                          from June 1999 - June
                          2000 and President of
                          Historic Hudson Valley
                          (historic preservation)
                          from December 1989 - May
                          1999. Previously,
                          Director of the National
                          Academy of Design and
                          during 1988-1992,
                          Director and Chairman of
                          the Audit Committee of
                          ACMC.

Howard E. Hassler,#+ 74,  Currently a consultant        1           None
25 Sutton Place South,    specializing in
New York, NY 10022 (7)    retailing, finance and
                          real estate.  Formerly he
                          was Chairman and Chief
                          Executive Officer of
                          Brooks Fashion Stores,
                          Inc. (specialty clothing
                          stores); Chairman,
                          President and Chief
                          Operating Officer of
                          Allied Stores Corporation
                          (department and specialty
                          stores), Executive Vice
                          President, Chief
                          Financial and Accounting
                          Officer and Director,
                          Allied Stores
                          Corporation.

Clifford L. Michel,#+     Senior Counsel of the law     97          Placer Dome,
64,                       firm of Cahill Gordon &                   Inc.
15 St. Bernard's Road,    Reindel since February
Gladstone, NJ 07934 (7)   2001 and a partner of
                          that firm for more than
                          twenty-five years prior
                          thereto. He is President
                          and Chief Executive
                          Officer of Wenonah
                          Development Company
                          (investments) and a
                          Director of Placer Dome,
                          Inc. (mining).

Donald J. Robinson,#+     Senior Counsel to the law     96          None
69,                       firm of Orrick,
98 Hell's Peak Road,      Herrington & Sutcliffe
Weston, VT 05161 (7)      LLP since prior to
                          January 1999. Formerly a
                          senior partner and a
                          member of the Executive
                          Committee of that firm.
                          He was also a member and
                          Chairman of the Municipal
                          Securities Rulemaking
                          Board and a Trustee of
                          the Museum of the City of
                          New York.


----------------
*    There is no stated term of office for the Fund's Directors.
**   Mr. Mayer is an "interested person," as defined in the 1940
     Act, due to his position as an Executive Vice President of
     ACMC.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.


          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met five times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                      Aggregate Dollar Range
                                                      of Equity Securities in
                             Dollar Range of Equity   the AllianceBernstein
                             Securities in the Fund   Fund Complex as of
                             as of December 31, 2003  December 31, 2003
                             -----------------------  ------------------------

Marc O. Mayer                None                     Over $100,000
Ruth Block                   None                     Over $100,000
David H. Dievler             None                     Over $100,000
John H. Dobkin               None                     Over $100,000
William H. Foulk, Jr.        None                     Over $100,000
Howard E. Hassler            $10,001-$50,000          $10,001-$50,000
Clifford L. Michel           None                     Over $100,000
Donald J. Robinson           None                     Over $100,000


Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

Name, Address,*             Position(s)                Principal Occupation
and (Age)                   Held with Fund             During Past 5 Years
-----------------           --------------             -------------------

Marc O. Mayer, (46)         President                  See biography above.


Daniel G. Pine, (52)        Senior Vice President      Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1999.

Thomas J. Bardong, (58)     Vice President             Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1999.

David A. Kruth, (40)        Vice President             Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1999.

Mark R. Manley, (41)        Secretary                  Senior Vice President
                                                       and Acting General
                                                       Counsel of ACMC,** with
                                                       which he has been
                                                       associated since prior
                                                       to 1999.

Andrew L. Gangolf, (49)     Assistant Secretary        Senior Vice President
                                                       and Assistant General
                                                       Counsel of
                                                       AllianceBernstein
                                                       Investment Research and
                                                       Management, Inc.
                                                       ("ABIRM"),** with which
                                                       he has been associated
                                                       since prior to 1999.

Mark D. Gersten, (53)       Treasurer and Chief        Senior Vice President of
                            Financial Officer          AGIS,** and Vice
                                                       President of
                                                       ABIRM,** with which
                                                       he has associated
                                                       since to 1999.

Vincent S. Noto, (39)       Controller                 Vice President of
                                                       AGIS,** with which he
                                                       has been associated
                                                       since prior to 1999.

-------------------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, and AGIS are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2003, and the aggregate compensation paid to each of the Directors during calendar year 2003 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees. Certain of the Directors are directors or trustees of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                       Total Number    Total Number
                                                       of Investment   of Investment
                                                       Companies in    Portfolios
                                                       the             within the
                                                       Alliance-       Alliance-
                                        Total          Bernstein       Bernstein
                                        Compensation   Fund Complex,   Fund Complex,
                                        from the       Including the   Including the
                                        Alliance-      Fund, as to     Fund, as to
                                        Bernstein      which the       which the
                         Aggregate      Fund Complex,  Director is     Director is
                         Compensation   Including      a Director      a Director
Name of Director         from the Fund  the Fund       or Trustee      or Trustee
----------------         -------------  -------------- -------------   ----------

Marc O. Mayer            $-0-           $-0-           40               68
Ruth Block               $3,420         $205,550       43               96
David H. Dievler         $3,395         $264,400       47              100
John H. Dobkin           $3,410         $234,550       45               98
William H. Foulk, Jr.    $3,400         $248,650       50              116
Howard E. Hassler        $7,500         $  7,500        1                1
Clifford L. Michel       $3,406         $209,550       44               97
Donald J. Robinson       $3,410         $205,347       43               96


          As of February 6, 2004, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter") to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").


          During the Fund's fiscal year ended November 30, 2003, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $140,309 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $462,885. Of the $603,194 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $6,026 was spent on advertising, $33 on the printing and mailing of prospectuses for persons other than current shareholders, $405,156 for compensation to broker-dealers and other financial intermediaries (including, $142,422 to the Fund's Principal Underwriter), $34,418 for compensation to sales personnel, and $157,561 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Fund's fiscal year ended November 30, 2003, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $976,391, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $976,391 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $1,438 was spent on advertising, $9 on the printing and mailing of prospectuses for persons other than current shareholders, $375,105 for compensation to broker-dealers and other financial intermediaries (including, $37,183 to the Fund's Principal Underwriter), $7,539 for compensation to sales personnel, $38,888 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $64,070 was spent on interest on Class B shares financing, and $489,342 was used to offset the distribution service fee paid in prior years.


          During the Fund's fiscal year ended November 30, 2003, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $400,463, which constituted 1.00%, annualized of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $52,794. Of the $453,257 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $876 was spent on advertising, $6 on the printing and mailing of prospectuses for persons other than current shareholders, $422,286 for compensation to broker-dealers and other financial intermediaries (including, $21,100 to the Fund's Principal Underwriter), $6,350 for compensation to sales personnel, $22,895 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $844 was spent on interest on Class C shares financing.


          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.


          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.


          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $10,944,562 (10.31% of the net assets of Class B) and $1,504,511
(3.15% of the net assets of Class C).


          The Rule 12b-1 Plan is in compliance with rules of the NASD that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement for an additional annual term was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on July 22-24, 2003.


          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C Shares and Advisor Class shares of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSC. For the fiscal year ended November 30, 2003, the Fund paid AGIS $682,893 for transfer agency services.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-l of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of the Fund, except the Adviser Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.



          Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries"), or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.


          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


          Right To Restrict, Reject Or Cancel Purchase And Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


          Policy Regarding Excessive Or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


     o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, the transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.


     o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides conclusive evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.


          Limitations On Ability To Detect And Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus accounts. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.


          Risks Associated With Excessive Or Short Duration Trading Generally. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.


          In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.


          The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy also may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.


          Risks Resulting From Imposition Of Account Blocks In Response To Excessive Or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.


          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


          The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


          The respective per share net asset values of the various classes of shares of the Fund are expected to be substantially the same. However, the per share net asset values of the Class B and Class C shares will generally be slightly lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.



          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee,
(iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, the Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.


          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans ) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.


          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.


          During the Fund's fiscal years ended November 30, 2001, 2002 and 2003, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $165,871, $153,242 and $165,145, respectively. Of that amount, ABIRM received $15,981, $8,141 and $4,739, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended November 30, 2001, the Principal Underwriter received $197, $229,609 and $4,069, respectively, in CDSCs on Class A, Class B, and Class C Shares. During the Fund's fiscal year ended November 30, 2002, the Principal Underwriter received $789, $128,362 and $5,540, respectively, in CDSCs on Class A, Class B and Class C shares. During the Fund's fiscal year ended November 30, 2003, the Principal Underwriter received CDSCs of $43,742, $109,894, and $3,230, respectively, in CDSCs on Class A, Class B and Class C shares.

      Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge

                                                             Discount Or
                                                             Commission To
                             As % of Net    As % of          Dealers Or Agents
Amount of                    Amount         the Public       of up to % of
Purchase Price               Invested       Offering Price   Offering
--------------               ------------   ---------------  -----------------

Less than
   $100,000. . .                4.44%             4.25%           4.00%
$100,000 but
    less than
    $250,000. . .               3.36              3.25            3.00
$250,000 but
    less than
    $500,000. . .               2.30              2.25            2.00
500,000 but
    less than
    $1,000,000*. .              1.78              1.75            1.50

* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.


          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" as that term is defined under "Combined Purchase Privilege" below, except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.


          Class A shares - Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:


          (i) investment management clients of the Adviser or its affiliates;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
               Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group
               Retirement Plans."


            Class B Shares. Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.


          Proceeds from the CDSC on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


          To illustrate, assume that an investor purchased 10,000 Class B shares at $10 per share (at a cost of $100,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 1,000 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 5,000 Class B shares (proceeds of $60,000), 1,000 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 4,000 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $40,000 of the $60,000 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).


          The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                      Contingent Deferred
                                      Sales Charge for the
                                      Fund as a % of Dollar
     Year Since Purchase              Amount Subject to Charge
     -------------------              ------------------------

     First                                       4.00%
     Second                                      3.00%
     Third                                       2.00%
     Fourth                                      1.00%
     Fifth and thereafter                        None


          In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.


          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -- Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.


          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.


          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.


          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.


            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.


          Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


          In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.


          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC and where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary,
(iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.


          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares - Advisor Class Shares" and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or, to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares - Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.


          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.


Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


          Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at net asset value to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at net asset value) other than the service fee paid pursuant to the Fund's distribution service plan.


          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.


          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.


          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at net asset value to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.


Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.


          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investors Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

                  (i)     the investor's current purchase;

                  (ii)    the net asset value (at the close of
                          business on the previous day) of (a)
                          all shares of the Fund held by the
                          investor and (b) all shares of any
                          other AllianceBernstein Mutual Fund
                          held by the investor; and

                  (iii)   the net asset value of all shares
                          described in paragraph (ii) owned by
                          another shareholder eligible to combine
                          his or her purchase with that of the
                          investor into a single "purchase" (see
                          above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.


          Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under the Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in a Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs the Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.


          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.



          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.



          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.


          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.


          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.


Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.


          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.


          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.


          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.


          CDSC Waiver for Class B Shares and Class C Shares.
Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.


          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.


          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares and Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


          To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application.

          Telephone Redemption-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser and of CBRE, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.


Statements and Reports
----------------------

            Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

-----------------------------------------------------------------

                         NET ASSET VALUE

-----------------------------------------------------------------

          The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

            (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

          Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

          The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxes
----------------------------------

          General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).


          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments. No interest will accrue on uncashed distribution checks.

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 (or November 30 at the election of the Fund) of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.


          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.


          Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from REITs in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

          In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Distributions received from REITs generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. It is not expected that any of the Fund's dividends will be treated as "qualified dividend income" taxable to individuals at a maximum rate of 15% (5% for individuals in lower tax brackets).


          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.


          Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 28% of all distributions payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or is notified by the Internal Revenue Service ("IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.


          Real Estate Mortgage Investment Conduits. The fund may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Regular interests in a REMIC are treated as debt instruments for federal income tax purposes to which the rules generally applicable to debt obligations apply. If regular interests in a REMIC are issued at a discount, application of the original issue discount provisions of the Code may increase the amount of the Fund's net investment income available to be distributed to shareholders, potentially causing the Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

          Under the Code, special rules apply with respect to the treatment of a portion of the Fund's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Fund shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Fund will generally not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of the Fund is a tax-exempt entity not subject to the unrelated business income tax and is allocated any amount of Excess Inclusion Income, the Fund must pay a tax on the amount of Excess Inclusion Income allocated to such shareholder at the highest corporate rate. Any tax paid by the Fund as a result of this requirement may be deducted by the Fund from the gross income of the residual interest involved. A shareholder subject to the unrelated business income tax may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. It is anticipated that only a small portion, if any, of the assets of the Fund will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Fund and allocated to its shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax advisor regarding the treatment of their income derived from the Fund.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxes
-----------

            The Fund may be subject to other state and local taxes.

-----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

          The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to effect portfolio transactions.


          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


          During the fiscal years ended November 30, 2001, 2002 and 2003, the Fund incurred brokerage commissions amounting in the aggregate to $256,169, $410,845 and $274,421, respectively. During the fiscal years ended November 30, 2001, 2002 and 2003, brokerage commissions amounting in the aggregate to $305, $3,285 and $0, respectively, were paid to SCB & Co. During the fiscal year ended November 30, 2003, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 2003, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co. During the fiscal year ended November 30, 2003, transactions in portfolio securities of the Fund aggregating $161,262,430 with associated brokerage commissions of approximately $110,556 were allocated to persons or firms supplying research services to the Fund or the Adviser.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Capitalization

          The Fund is a Maryland corporation organized in 1996. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock , each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.


          As of February 6, 2004 there were 3,925,172 Class A shares, 7,045,379 Class B shares, 3,177,396 Class C shares and 7,291,007 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of February 6, 2004:

Name and Address                           Shares            % of Class
----------------                           ------            ----------

Class A
-------

MLPF&S
For the Sole Benefit of
Its Customers
Attn: Fund Administration (97K40)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484                764,495             19.48%

Class B
-------

MLPF&S
For the Sole Benefit of
Its Customers
Attn: Fund Administration (97K66)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484              1,450,327             20.59%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W 34th St, FL 3
New York, NY 10001-2402                    596,399              8.47%

Prudential Securities, Inc.
Special Custody Account for Exclusive
Benefit of Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-0001                    586,707              8.33%

Class C
-------

MLPF&S
For the Sole Benefit of
Its Customers
Attn: Fund Administration (97K67)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484              1,281,867             40.34%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W 34th St, FL 3
New York, NY 10001-2402                    195,244              6.14%

Advisor Class
-------------

Collegebound Fund
CBF - Aggressive Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                  1,011,703             13.88%

Collegebound Fund
CBF - Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                  1,685,484             23.12%

Collegebound Fund
CBF - Balanced Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                    447,515              6.14%

Collegebound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Dr.
Secaucus, NJ 07094-3619                    503,665              6.91%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Dr.
Secaucus, NJ 07094-3619                    465,230              6.38%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Dr.
Secaucus, NJ 07094-3619                    398,046              5.46%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Dr.
Secaucus, NJ 07094-3619                    520,847              7.14%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Dr.
Secaucus, NJ 07094-3619                    689,078              9.45%


Custodian
---------

          The Bank of New York, 48 Wall Street, New York, New York, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify ABIRM, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York.

Independent Auditors
--------------------

          Ernst & Young LLP, 5 Times Square, New York, New York,
10036, has been appointed as independent auditors for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

-----------------------------------------------------------------

           FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

          The financial statements for the Fund for the year ended November 30, 2003 and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on February 9, 2004. It is available without charge upon request by calling AGIS at (800) 227-4618.

----------------------------------------------------------------

                           APPENDIX A:

           STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES
----------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both U.S. and global securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

          Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

          Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

          Corporate Restructurings, Mergers and Acquisitions:
Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

          Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

          Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

          Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

          Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

          Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-U.S. Issuers
-----------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

          Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

--------------------------------------------------------------------------------

                                   APPENDIX B:

                               COMMISSION SCHEDULE

--------------------------------------------------------------------------------

               AllianceBernstein Equity and Fixed-Income Funds

                                                               Annual Trail(1)
Share Class        Purchase Amount     Charges   Concessions   (paid quarterly)
------------       --------------      -------   -----------    ---------------

Class A Shares     $0 to $99,9992        4.25%       4.00%         0.25%

                   $100,000 to $249,999  3.25%       3.00%         0.25%

                   $250,000 to $499,999  2.25%       2.00%         0.25%

                   $500,000 to $999,999  1.75%       1.50%         0.25%

                   $1,000,000 or more(3) 0.00%      tiered(4)      0.25%

Class B Shares,
Equity Funds,
AllianceBernstein
Global Strategic
Income Trust and
AllianceBernstein
High Yield Fund    $0 to $250,000(2),(5) 0.00%       4.00%         0.25%

Class B Shares,
Fixed-Income Funds $0 to $250,000(2),(5) 0.00%       3.00%         0.25%

Class C Shares     $0 to $1,000,000(2)   0.00%       1.00%         1.00%

Class R Shares             Any(6)        0.00%       0.00%         0.50%


                       AllianceBernstein Exchange Reserves


                                                              Annual Trail(7)
Share Class        Purchase Amount     Charges   Concessions  (paid quarterly)
------------       --------------      -------   -----------   ---------------


  Class A Shares           Any          None         None          0.25%

  Class B Shares   $0 to $250,000       None         4.00%         0.00%

  Class C Shares   $0 to $1,000,000     None         1.00%         0.25%


                              CDSC Schedule


                            Class B Shares(5)             Class C Shares

                     Equity(8) &                         Equity, Exchange
 Years Owned     Exchange Reserves  Fixed-Income (7),(8) Reserves & Fixed-Income
 -----------     -----------------  -------------------  ------------------
   Year 1              4.00%            3.00%                  1.00%
   Year 2              3.00%            2.00%                  0.00%
   Year 3              2.00%            1.00%                  0.00%
   Year 4              1.00%            0.00%                  0.00%
   Year 5              0.00%            0.00%                  0.00%
-----------------------

1 For purchases under $1 million, the .25% trail is effective immediately, payable quarterly. For purchases of $1 million or more on Class A shares, a 1% CDSC will apply for the first year. The .25% annual trail, payable quarterly, will begin in the 13th month. Class C shares 1% annual trail begins in the 13th month. Class R shares .50% trail is effective immediately.

2 The minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $50.

3 Class A shares that are received in exchange for AllianceBernstein Fund Class A shares that were not subject to an initial sales charge when originally purchased because the amount purchase was $1,000,000 or more are also subject to a 1% deferred sales charge on redemptions within one year of purchase.

4 Concessions for purchases of $1 million or more: 1.00% on amounts over $1,000,000 but less than $3,000,000 plus .75% on amounts over $3,000,000 but less than $5,000,000 plus .50% on amounts over $5,000,000.

5 Class B Shares for fixed-income funds, except AllianceBernstein Global Strategic Income Trust and AllianceBernstein High Yield Fund, convert to Class A shares after 6 years. Class B Shares for equity funds and AllianceBernstein Global Strategic Income Trust, AllianceBernstein High Yield Fund and AllianceBernstein Exchange Reserves convert to Class A shares after 8 years.

6 Class R shares are available only to group retirement plans with plan level assets of at least $1 million but no more than $10 million.

7 For Class A and B shares of AllianceBernstein Exchange Reserves, the .25% trail is effective immediately. For Class C shares the, .25% trail begins in the 13th month. All trail payments on Class B shares of AllianceBernstein Exchange Reserves, normally .25%, have been indefinitely suspended. In addition, trail payments to accounts that have been identified as engaging in a market timing strategy have also been indefinitely suspended.

8 For AllianceBernstein Global Strategic Income Trust and AllianceBernstein High Yield Fund, the Equity fund CDSC applies.



00250.0231 #447881v2

                              PART C
                        OTHER INFORMATION

ITEM 23.  EXHIBITS

          (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on July 16, 1996.

               (2)  Articles of Amendment of Articles of
                    Incorporation of the Registrant dated
                    September 30, 1996 and filed October 1, 1996
                    - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on November 2, 1998.

               (3)  Articles of Amendment of Articles of
                    Incorporation of the Registrant dated
                    February 12, 2001 and filed February 13, 2001
                    - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on March 22, 2002.

          (b) By-Laws - Incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on July 16, 1996.

          (c)  Not applicable.

          (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
               filed with the Securities and Exchange
               Commission on November 2, 1998.

          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on November 2, 1998.

               (2) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 10 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on March 26, 2003.


               (3) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. and selected agent making available shares of the Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 10 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on March 26, 2003.

          (f)  Not applicable.

          (g) Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to
               Exhibit 8 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on November 2, 1998.

          (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on November 2, 1998.

          (i) Consent and Opinion of Seward & Kissel LLP - Filed herewith.

          (j)  Consent of Independent Auditors - Filed herewith.

          (k)  Not applicable.

          (l)  Not applicable.

          (m) Rule 12b-1 Plan - See Exhibit (e)(1) and (2) above.

          (n) Amended and Restated Rule 18f-3 Plan - Filed herewith.


          (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2)  Code of Ethics for the Alliance Capital
                    Management L.P. and AllianceBernstein
                    Investment Research and Management, Inc.
                    incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398),
                    filed with the Securities and Exchange
                    Commission on April 26, 2001.

          OTHER EXHIBITS:

          Powers of Attorney for: Ruth Block, David H. Dievler,
          David H. Dobkin, William H. Foulk, Jr., Howard E.
          Hassler, Marc O. Mayer, Clifford L. Michel and Donald
          J. Robinson - Filed herewith.

ITEM 24.  Persons Controlled by or Under Common Control with the
          Fund.

          None.

ITEM 25.  INDEMNIFICATION

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23 hereto, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) in response to Item 23 hereto, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit e(1) in response to Item 23 hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit (d) in response to Item 23 hereto.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2,
          1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint
          trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Capital Reserves
               AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
               AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio* AllianceBernstein Intermediate Diversified Municipal Portfolio* AllianceBernstein Intermediate New York Municipal Portfolio* AllianceBernstein International Portfolio*
               AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Municipal Trust
               AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Premier Growth Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Short Duration Portfolio*
               AllianceBernstein Small Cap Growth Fund, Inc.
               AllianceBernstein Tax-Managed International Portfolio* AllianceBernstein Technology Fund, Inc.
               AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Worldwide Privatization Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios

___________________________
*This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                                 POSITIONS AND                   POSITIONS AND
                                 OFFICES WITH                    OFFICES WITH
NAME                             UNDERWRITER                     REGISTRANT
----                             -----------                     ----------


Marc O. Mayer                    Chairman

Richard A. Davies                Executive Vice President
                                 and Managing Director

Frederic L. Bloch                Executive Vice
                                 President

Kurt H. Schoknecht               Executive Vice President

Audie G. Apple                   Senior Vice President

Colin C. Aymond                  Senior Vice President

Amy I. Belew                     Senior Vice President

Matthew F. Beaudry               Senior Vice President

John R. Bonczek                  Senior Vice President

William W. Collins, Jr.          Senior Vice President

Russell R. Corby                 Senior Vice President

Mark J. Dunbar                   Senior Vice President

John C. Endahl                   Senior Vice President

Andrew L. Gangolf                Senior Vice President           Assistant
                                 and Assistant General           Secretary
                                 Counsel

Bradley F. Hanson                Senior Vice President

Geoffrey L. Hyde                 Senior Vice President

Robert H. Joseph, Jr.            Senior Vice President

George H. Keith                  Senior Vice President

Victor Kopelakis                 Senior Vice President

Henry Michael Lesmeister         Senior Vice President

Susan L. Matteson-King           Senior Vice President

Daniel D. McGinley               Senior Vice President

Thomas F. Monnerat               Senior Vice President

Patrick J. Mullen                Senior Vice President

Joanna D. Murray                 Senior Vice President

Daniel A. Notto                  Senior Vice President

Jeffrey A. Nye                   Senior Vice President

John J. O'Connor                 Senior Vice President

Robert E. Powers                 Senior Vice President

Catherine N. Peterson            Senior Vice President

John P. Schmidt                  Senior Vice President

Stephen C. Scanlon               Senior Vice President

Raymond S. Sclafani              Senior Vice President

Gregory K. Shannahan             Senior Vice President

Richard J. Sidell                Senior Vice President

Scott C. Sipple                  Senior Vice President

Peter J. Szabo                   Senior Vice President

Joseph T. Tocyloski              Senior Vice President

David R. Turnbough               Senior Vice President

Craig E. Welch                   Senior Vice President

Richard A. Winge                 Senior Vice President

Emilie D. Wrapp                  Senior Vice President
                                 and Assistant General
                                 Counsel

Keith A. Yoho                    Senior Vice President

Patrick E. Ryan                  Vice President and
                                 Chief Financial Officer

Ricardo Arreola                  Vice President

Margaret M. Bagley               Vice President

Peter J. Barber                  Vice President

Kenneth F. Barkoff               Vice President

Charles M. Barrett               Vice President

Troy E. Barton                   Vice President

Laura J. Beedy                   Vice President

Gregory P. Best                  Vice President

John C. Bianchi                  Vice President

Robert F. Brendli                Vice President

Alan T. Brum                     Vice President

Kevin T. Cannon                  Vice President

John P. Chase                    Vice President

Leo H. Cook                      Vice President

Jean A. Coomber                  Vice President

Dwight P. Cornell                Vice President

Michael R. Crimmins              Vice President

John W. Cronin                   Vice President

Robert J. Cruz                   Vice President

Daniel J. Deckman                Vice President

Sherry V. Delaney                Vice President

Jennifer M. DeLong               Vice President

Faith C. Deutsch                 Vice President

Janet B. DiBrita                 Vice President

Joseph T. Dominguez              Vice President

William J. Dorough               Vice President

Richard P. Dyson                 Vice President

Adam E. Engelhardt               Vice President

Sohaila S. Farsheed              Vice President

John J. Fennessy                 Vice President

Mark D. Gersten                  Vice President                  Treasurer and
                                                                 Chief Financial
                                                                 Officer

Mark A. Gessner                  Vice President

Thomas R. Graffeo                Vice President

Marci Green                      Vice President

Alan Halfenger                   Vice President

Michael S. Hart                  Vice President

Jean-Francois Y. Hautemulle      Vice President

George R. Hrabovsky              Vice President

David A. Hunt                    Vice President

Dinah J. Huntoon                 Vice President

Scott Hutton                     Vice President

Anthony D. Ialeggio              Vice President

Theresa Iosca                    Vice President

Oscar J. Isoba                   Vice President

Kumar Jagdeo II                  Vice President

Michele C. Eschert Johnson       Vice President

Danielle M. Klaskow              Vice President

Daniel W. Krause                 Vice President

Robert I. Kurzweil               Vice President

Donna M. Lamback                 Vice President

Joseph R. Laspina                Vice President

Laurel E. Lindner                Vice President

Armando C. Llanes                Vice President

James M. Liptrot                 Vice President

James P. Luisi                   Vice President

Kathryn Austin Masters           Vice President

Michael V. Miller                Vice President

Doris T. Ciliberti Muller        Vice President

John T. Multhauf                 Vice President

Michael F. Nash, Jr.             Vice President

Jamie A. Nieradka                Vice President

David L. Nitz                    Vice President

Nicole Nolan-Koester             Vice President

Timothy J. O'Connell             Vice President

Richard J. Olszewski             Vice President

Albert Orokos                    Vice President

David D. Paich                   Vice President

Todd P. Patton                   Vice President

Mark A. Pletts                   Vice President

James J. Posch                   Vice President

Carol H. Rappa                   Vice President

Arlene L. Reddington             Vice President

Bruce W. Reitz                   Vice President

James A. Rie                     Vice President

Miguel A. Rozensztroch           Vice President

Matthew J. Scarlata              Vice President

Eileen B. Sebold                 Vice President

Stephanie Seminara               Vice President

Teris A. Sinclair                Vice President

Karen Sirett                     Vice President

Rayandra E. Slonina              Vice President

Bryant B. Smith                  Vice President

Jeffrey C. Smith                 Vice President

Eileen Stauber                   Vice President

Elizabeth K. Tramo               Vice President

Benjamin H. Travers              Vice President

Keith T. Truex                   Vice President

Marie R. Vogel                   Vice President

Wayne W. Wagner                  Vice President

William K. Weese                 Vice President

Mark E. Westmoreland             Vice President

Paul C. Wharf                    Vice President

Scott Whitehouse                 Vice President

Peter H. Whitlock                Vice President

Matthew Witschel                 Vice President

Richard J. Appaluccio            Assistant Vice President

Omar J. Aridi                    Assistant Vice President

Joseph D. Asselta                Assistant Vice President

Andrew Berger                    Assistant Vice President

Gian D. Bernardi                 Assistant Vice President

Susan Bieber                     Assistant Vice President

Heath A. Black                   Assistant Vice President

Michael J. Bodnar                Assistant Vice President

Mark S. Burns                    Assistant Vice President

Maria L. Carreras                Assistant Vice President

Judith A. Chin                   Assistant Vice President

Jorge Ciprian                    Assistant Vice President

Lynne K. Civita                  Assistant Vice President

Jeffrey T. Coghan                Assistant Vice President

Kenneth J. Connors               Assistant Vice President

Shawn Conroy                     Assistant Vice President

Reid W. Conway                   Assistant Vice President

Marc DiFilippo                   Assistant Vice President

Ralph A. DiMeglio                Assistant Vice President

Bernard J. Eng                   Assistant Vice President

Michael J. Eustic                Assistant Vice President

Efrain Fernandez                 Assistant Vice President

Anthony P. Fiore                 Assistant Vice President

Brian S. Gold                    Assistant Vice President

Michael F. Greco                 Assistant Vice President

Kelly P. Guter                   Assistant Vice President

Arthur F. Hoyt, Jr.              Assistant Vice President

Dwayne A. Javier                 Assistant Vice President

Elizabeth E. Keefe               Assistant Vice President

Edward W. Kelly                  Assistant Vice President

Thomas J. Khoury                 Assistant Vice President

Charles Kim                      Assistant Vice President

Jung M. Kim                      Assistant Vice President

Ted R. Kosinski                  Assistant Vice President

Jeffrey M. Kusterer              Assistant Vice President

Stephen J. Laffey                Assistant Vice President

Evamarie C. Lombardo             Assistant Vice President

Andrew J. Magnus                 Assistant Vice President

Daniel K. McGouran               Assistant Vice President

Christine M. McQuinlan           Assistant Vice President

Steven M. Miller                 Assistant Vice President

Christina A. Morse               Assistant Vice President
                                 and Counsel

Jeffrey D. Mosco                 Assistant Vice President

Troy E. Mosconi                  Assistant Vice President

Alex E. Pady                     Assistant Vice President

Wandra M. Perry-Hartsfield       Assistant Vice President

Irfan A. Raja                    Assistant Vice President

Rizwan A. Raja                   Assistant Vice President

David J. Riley                   Assistant Vice President

Christopher P. Rodney            Assistant Vice President

Peter V. Romeo                   Assistant Vice President

Jessica M. Rozman                Assistant Vice President

John Scialabba                   Assistant Vice President

Orlando Soler                    Assistant Vice President

Arthur C. Terry                  Assistant Vice President

Nancy D. Testa                   Assistant Vice President

Richard L. Tocyloski             Assistant Vice President

Kari-Anna Towle                  Assistant Vice President

Elsia M. Vasquez                 Assistant Vice President

Nina C. Wilkinson                Assistant Vice President

Eric J. Wright                   Assistant Vice President

Maureen E. Yurcinsin             Assistant Vice President

Thomas M. Zottner                Assistant Vice President

Mark R. Manley                   Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of The Bank of New York, the Registrant's custodian, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                            SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 27th day of February, 2004.

                                 ALLIANCEBERNSTEIN REAL ESTATE
                                 INVESTMENT FUND, INC.


                                 By: /s/ Marc O. Mayer
                                     -----------------
                                     Marc O. Mayer
                                     President

     Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                     TITLE               DATE

1)  Principal Executive
    Officer


/s/ Marc O. Mayer           President
    -------------
    Marc O. Mayer                            February 27, 2004

2)   Principal Financial
     and Accounting Officer


/s/ Mark D. Gersten
    ---------------
    Mark D. Gersten         Treasurer and
                            Chief Financial
                            Officer          February 27, 2004

3)  All of the Directors:
    Ruth Block
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Howard E. Hassler
    Marc O. Mayer
    Clifford L. Michel
    Donald J. Robinson

By:  Andrew L. Gangolf
     -----------------
     Andrew L. Gangolf                       February 27, 2004

    (Attorney-in-fact)

                        INDEX TO EXHIBITS

Exhibit No.             Description of Exhibits
-----------             -----------------------

(i)                     Consent and Opinion of Seward &
                        Kissel LLP

(j)                     Consent of Independent Auditors

(n)                     Amended and Restated Rule 18f-3 Plan

Other exhibits:         Powers of Attorney



00250.0157 #458000